Registration Nos. 333-00935
                                                                     811-7533

     As filed with the Securities and Exchange Commission on April 26, 2006
     ----------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                                                ----
         Post-Effective Amendment No. 16                          X
                                                                ----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No. 17                                         X
                                                                ----

                        (Check appropriate box or boxes)
                 ----------------------------------------------
                              The Lou Holland Trust
               (Exact Name of Registrant as Specified in Charter)

              One North Wacker Drive, Suite 700, Chicago, IL 60606
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (312) 553-4830
                            -------------------------
                                Louis A. Holland
                      c/o Holland Capital Management, L.P.
                             One North Wacker Drive
                                    Suite 700
                                Chicago, IL 60606
                     (Name and Address of Agent for Service)

                                   Copies to:

                                   Joan Boros
                              Edmund J. Zaharewicz
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                             Suite 400 - East Lobby
                             Washington, D.C. 20007

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):

__ immediately upon filing pursuant to paragraph (b)

__X_ on (May 1, 2006) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)

___ on (date) pursuant to paragraph (a) (1)

___ 75 days after filing pursuant to paragraph (a) (2)

___ on (date) pursuant to paragraph (a)(2) of Rule 485

                              THE LOU HOLLAND TRUST



                             ONE NORTH WACKER DRIVE

                                    SUITE 700

                             CHICAGO, ILLINOIS 60606





                               PROSPECTUS FOR THE





                             LOU HOLLAND GROWTH FUND





                             A "NO-LOAD" MUTUAL FUND







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF

     THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE

     IN THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL

     OFFENSE.







                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2006





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                                   LOU HOLLAND

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                                   GROWTH FUND







                                TABLE OF CONTENTS





      Investment Objective ..................................................  1

      Principal Investment Strategies .......................................  1

      Principal Investment Risks ............................................  1

      Past Performance of the Fund ..........................................  3

      Fee Table and Expense Example .........................................  5

           Fees and Expenses of the Fund ....................................  5

           Example of Expenses You Would Pay as a Shareholder of the Fund ...  5

      More Information About the Investment Strategies, Risks and Practices

           of the Fund ......................................................  6

      Other Investment Strategies, Risks and Practices of the Fund ..........  7

      Portfolio Holdings Disclosure .........................................  8

      Share Price ...........................................................  8

      Policy Regarding Excessive Short-Term Trading .........................  9

      How to Purchase Shares ................................................ 10

      Shareholder Services .................................................. 13

      Retirement Plans ...................................................... 15

      Purchases & Redemptions Through Financial Intermediaries .............. 15

      Dividends, Capital Gains Distributions and Taxes ...................... 16

      How to Redeem Shares .................................................. 17

      How the Trust is Managed .............................................. 19

           Investment Manager ............................................... 19

           Portfolio Managers ............................................... 20

      Financial Highlights .................................................. 21

      Notice of Privacy Policy and Practices ................................ 22

      Additional Information about the Trust and the Fund ................... 23

                                   LOU HOLLAND

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                                   GROWTH FUND





                           The following overview of the Lou Holland Growth Fund

                           (the "Fund") is a summary of important information

                           you should know before investing. More detailed

                           information about The Lou Holland Trust (the

                           "Trust"), the Fund's investment strategies and risks,

                           and Holland Capital Management, L.P. (the "Investment

                           Manager"), the Trust's investment adviser, is

                           included elsewhere in this Prospectus.



                           -----------------------------------------------------

INVESTMENT                 The Fund primarily seeks long-term growth of capital.

OBJECTIVE                  The receipt of dividend income is a secondary

                           consideration.







                           -----------------------------------------------------

PRINCIPAL                  The Fund seeks to achieve its investment objective by

INVESTMENT                 investing primarily in common stocks of mid- to

STRATEGIES                 large-capitalization growth companies. In pursuing

                           its investment objective, the Fund maintains a

                           diversified portfolio of equity securities of high

                           quality companies that have earnings growing faster

                           than the general market, strong management, and

                           superior industry positions and/or niche products.



                           The Fund considers mid-capitalization and

                           large-capitalization companies to be those having

                           market capitalizations (number of shares outstanding

                           multiplied by share price) within the range of the

                           companies included in the S&P MidCap 400 Index ($407

                           million to $17.3 billion) or the Russell 1000 Index

                           ($995 million to $18.4 billion). The market

                           capitalizations of companies in the Fund's portfolio

                           and these indices change over time; the Fund will not

                           automatically sell a stock it already owns or cease

                           to purchase a stock just because the market

                           capitalization of the company falls outside this

                           range.



                           While the Fund invests primarily in U.S. companies,

                           it may seek companies that are organized in foreign

                           countries that exhibit the growth characteristics

                           mentioned above.



                           -----------------------------------------------------

PRINCIPAL                  All mutual funds are subject to various risks

INVESTMENT                 associated with investing. The risks associated with

RISKS                      investing in a mutual fund are primarily determined

                           by the securities in which it invests and the

                           investment strategies it employs. The ultimate risk

                           to you when you invest in the Fund, or any other

                           mutual fund for that matter, is that you could lose

                           money.



                           You should know that the market value of the Fund's

                           investments can be expected to fluctuate over time.

                           Similarly, the amount of income generated by the Fund

                           will fluctuate based on the composition of the Fund's

                           assets and the level of interest and dividends paid

                           on those assets. Since the Fund seeks long-term

                           growth of capital, an investment in the Fund may be

                           more suitable for long-term investors who can bear

                           the risk of these fluctuations.







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                                   LOU HOLLAND

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                                   GROWTH FUND





                           The Fund is subject to the following principal

                           investment risks while pursuing its investment

                           objective:





MARKET RISK:               The market value of a security may fluctuate,

                           sometimes rapidly and unpredictably. This volatility

                           may cause a security to be worth less than what was

                           paid for it. Market risk may affect a single issuer,

                           industry, sector of the economy or the market as a

                           whole. Stock markets can decline for many reasons,

                           including adverse political or economic

                           developments, changes in investor psychology, or

                           heavy institutional selling. The prospects for an

                           industry or company may deteriorate because of a

                           variety of factors, including disappointing earnings

                           or changes in the competitive environment.





MANAGER RISK:              The strategies used by the Fund's Investment

                           Manager may fail to produce the intended result. The

                           Investment Manager's assessment of companies the

                           securities of which are purchased for the Fund may

                           prove incorrect, resulting in losses or poor relative

                           performance even in rising markets.



FOREIGN INVESTING          Foreign investing involves risks not typically

RISK:                      associated with U.S. investments. These include,

                           among others, the risk that the market value of a

                           foreign security or the securities markets of a

                           foreign country may be more volatile or perform

                           differently than a security issued by a U.S. company

                           or the U.S. securities markets due to, for example,

                           adverse political, regulatory, economic or other

                           developments affecting the particular foreign

                           country. There is also the risk that an adverse

                           change in currency exchange rates between U.S.

                           dollars and a foreign currency may reduce the value

                           of a security valued in, or based on, that foreign

                           currency. Foreign investing may involve less

                           publicly available information and more volatile or

                           less liquid markets than investments in securities

                           of U.S. issuers. Investments in foreign countries

                           can be affected by factors not present in the U.S.,

                           such as restrictions on receiving investment

                           proceeds from a foreign country, confiscatory

                           taxation, and potential difficulties in enforcing

                           contractual obligations. Transactions in foreign

                           securities may be subject to less efficient

                           settlement practices, including extended clearance

                           and settlement periods. Foreign accounting and

                           financial disclosure requirements may be less

                           revealing than U.S. accounting practices and

                           disclosure requirements. Foreign regulation may be

                           inadequate or irregular. Owning foreign securities

                           may cause the Fund's share price to fluctuate more

                           than if it held only domestic securities.



MID-CAPITALIZATION         The Fund invests primarily in stocks of

INVESTING RISK:            mid-capitalization and large-capitalization

                           companies. The stocks of mid-capitalization

                           companies entail greater risk and their prices may

                           fluctuate more than those of the securities of

                           larger, more established companies.







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                                       2



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                                   LOU HOLLAND

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                                   GROWTH FUND





PAST                       The bar chart below shows the Fund's performance for

PERFORMANCE                each full calendar year since the Fund's inception.

OF THE FUND                The table that follows the bar chart shows average

                           annual total return (before and after taxes) for one

                           and five year periods ended December 31, 2005, and

                           since the Fund's inception on April 29, 1996. The

                           after-tax returns are intended to show the impact of

                           assumed federal income taxes on an investment in the

                           Fund. "Return After Taxes on Distributions" shows

                           the effect of taxable distributions, but assumes

                           that you still hold the Fund shares at the end of

                           the period and so do not have any taxable gain or

                           loss on your investment in shares of the Fund.

                           "Return After Taxes on Distributions and Sale of

                           Fund Shares" shows the effect of both taxable

                           distributions and any taxable gain or loss that

                           would be realized if the Fund shares were purchased

                           at the beginning and sold at the end of the

                           specified period.



                           This information is intended to give you an

                           indication of the risks of investing in the Fund by

                           showing you changes in the Fund's performance from

                           year to year, and by showing how the Fund's average

                           annual total returns since its inception compare with

                           those of two broad measures of stock market

                           performance. Please remember that past performance

                           (before and after taxes) is not an indication of how

                           the Fund, the S&P 500 Index, or the Russell 1000

                           Growth Index will perform in the future.





                           YEAR-BY-YEAR TOTAL RETURN

                           Bar Chart:

                           1997    27.92%

                           1998    35.75%

                           1999     9.01%

                           2000    -3.58%

                           2001    -5.17%

                           2002   -21.48%

                           2003    27.73%

                           2004    11.21%



                           2005    -0.80%







                           Since its inception on April 29, 1996, the Fund's

                           highest return for a calendar quarter was 24.03%

                           (quarter ending December 31, 1998) and its lowest

                           return for a calendar quarter was -15.81% (quarter

                           ending September 30, 2002).







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                                       3



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                                   LOU HOLLAND

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                                   GROWTH FUND









                                                         AVERAGE ANNUAL TOTAL RETURN



                                                                                                  SINCE

                           FOR THE PERIODS                                                        INCEPTION

                           ENDED DECEMBER 31, 2005                   ONE YEAR      FIVE YEARS     (APRIL 29, 1996)

                           ----------------------------------------------------------------------------------------




                           LOU HOLLAND GROWTH FUND

                           ----------------------------------------------------------------------------------------

                              Return Before Taxes                     -0.80%          0.96%         8.46%

                           ----------------------------------------------------------------------------------------

                              Return After Taxes on

                              Distributions                           -0.88%          0.64%         7.99%

                           ----------------------------------------------------------------------------------------

                              Return After Taxes on

                              Distributions and Sale of

                              Fund Shares                             -0.42%          0.73%         7.32%

                           ----------------------------------------------------------------------------------------

                           S&P 500 INDEX*                              4.91%          0.54%         8.66%

                           RUSSELL 1000 GROWTH INDEX*                  5.26%         -3.58%         6.11%

                           (Indices reflect no deductions for

                           fees, expenses or taxes)

                           ----------------------------------------------------------------------------------------






                           * S&P 500 Index - An unmanaged capitalization-

                           weighted index of 500 stocks designed to measure

                           performance of the broad domestic economy through

                           changes in the aggregate market value of the

                           500 stocks which represent all major industries.





                             Russell 1000 Growth Index - An unmanaged index

                           which measures the performance of a subset of

                           approximately 644 of those Russell 1000 companies

                           (that is, the 1,000 largest U.S. companies in terms

                           of market capitalization) with higher price-to-book

                           ratios and higher forecasted earnings growth rates.





                           After-tax returns are calculated using the highest

                           individual federal marginal income tax rate in effect

                           at the time of each distribution and assumed sale,

                           but do not include the impact of state and local

                           taxes. In some instances, the "Return After Taxes on

                           Distributions and Sale of Fund Shares" may be greater

                           than "Return Before Taxes" because the investor is

                           assumed to be able to use the capital loss of the

                           sale of Fund shares to offset other taxable capital

                           gains.



                           Actual after-tax returns depend on an investor's tax

                           situation and may differ from those shown. After-tax

                           returns reflect past tax effects and are not

                           predictive of future tax effects. After tax returns

                           may not be relevant to investors who hold their Fund

                           shares in a tax-deferred account (including a 401(k)

                           or IRA account), or to investors that are tax-exempt.





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                                       4



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                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND





                                       FEE TABLE AND EXPENSE EXAMPLE

                           -----------------------------------------------------





FEES AND                   When you purchase shares of a mutual fund, you pay

EXPENSES OF                the fees and expenses associated with its operation.

THE FUND                   This table describes the fees and expenses that you

                           may pay if you buy and hold shares of the Fund.



                           SHAREHOLDER FEES (fees paid directly from your

                           investment)



                           Sales Load Imposed on Purchases .............   None

                           Sales Load Imposed on Reinvested Dividends ..   None

                           Deferred Sales Load Imposed on Redemptions ..   None

                           Redemption Fee ..............................   None#



                           ANNUAL FUND OPERATING EXPENSES

                           (expenses that are deducted from Fund assets)



                           Investment Management Fee ...................  0.85%*

                           Distribution (12b-1) Fees ...................   None

                           Other Expenses ..............................  0.80%

                                                                         ------

                           Gross Total Operating Expenses ..............  1.65%

                           Less Fee Waiver & Expense Reimbursement ** ..  0.30%

                                                                         ------

                           Net Total Operating Expenses ................  1.35%

                                                                         ======



                           # The Fund's Transfer Agent, U.S. Bancorp Fund

                           Services, LLC, charges a fee of $15 for transmittal

                           of redemption proceeds by wire. There is no fee for

                           payment of redemption proceeds by check. See

                           "Shareholder Services: Telephone Redemption

                           Privilege" below.



                           * The Investment Management Fee declines at specified

                           breakpoints as the Fund's assets increase.



                           **The Investment Manager has contractually agreed to

                           waive its fees and reimburse other expenses of the

                           Fund to the extent that the Fund's "Total Operating

                           Expenses" exceed 1.35%. This agreement may be

                           terminated only by the Trust's Board of Trustees. As

                           a result of the agreement, the Fund actually paid

                           1.35% in Total Operating Expenses during its fiscal

                           year ended December 31, 2005 and not 1.65%.





EXAMPLE OF                 This Example is intended to help you compare the cost

EXPENSES YOU               of investing in the Fund with the cost of investing

WOULD PAY AS               in other mutual funds. The Example assumes A that you

SHAREHOLDER OF             invest $10,000 in the Fund for the time periods shown

THE FUND                   and then redeem all of your shares at the end of

                           those periods. The Example also assumes that your

                           investment has a 5% return each year and the Fund's

                           operating expenses remain the same. The Example also

                           assumes that the fee waiver and expense

                           reimbursements described above are in effect during

                           the periods shown. Since the Fund imposes no charges

                           when you redeem your shares, the expenses you would

                           pay are the same whether you redeem your shares or

                           continue to hold them at the end of the time periods

                           shown.







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                                       5



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           Although your actual costs may be higher or lower,

                           based on these assumptions your costs would be:#





                             1 Year       3 Years       5 Years     10 Years

                             -------      -------       -------      -------

                              $137         $428          $739        $1,624



                           # As described above, the Investment Manager has

                           contractually agreed to waive its fees and reimburse

                           other expenses of the Fund to the extent that the

                           Fund's "Total Operating Expenses" exceed 1.35%. This

                           agreement may be terminated only by the Trust's

                           Board of Trustees. If this contractual limitation of

                           Total Operating Expenses were terminated and the

                           Fund's Gross Total Operating Expenses remained the

                           same for the periods shown, your costs would be

                           significantly higher. There is no guarantee that

                           this contractual limitation of Total Operating

                           Expenses will remain in effect for the periods

                           shown.



                           YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE A

                           REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR

                           THE FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR

                           LESS THAN THOSE SHOWN ABOVE. Similarly, the annual

                           rate of return assumed in the Example is not an

                           estimate or guarantee of future investment

                           performance, but is included merely for illustrative

                           purposes only.



                           The Fund is a "no load" mutual fund. This means that

                           you pay no sales charges or 12b-1 fees when you

                           purchase shares of the Fund. Therefore, all of the

                           money you invest will immediately go to work for you.



                           As with any mutual fund, there is no assurance that

                           the Fund will achieve its investment objective. You

                           should know that the Fund's share price will

                           fluctuate and, when you redeem your shares, they

                           could be worth more or less than what you paid for

                           them. Thus, like investing in any other mutual fund,

                           you could lose money.





                           -----------------------------------------------------





MORE                       COMMON STOCKS. The Fund invests primarily in common

INFORMATION                stocks. Common stocks represent partial ownership in

ABOUT THE                  a company and entitle stockholders to share in the

INVESTMENT                 company's profits (or losses). Common stocks may also

STRATEGIES, RISKS          entitle the holder to share in the company's

AND PRACTICES              dividends, if any. Investments in common stocks in

OF THE FUND                general are subject to market risks that may cause

                           their prices to fluctuate over time. For example,

                           the value of a company's stock may fall as a result

                           of factors which directly relate to that company,

                           such as lower demand for the company's products or

                           services or poor management decisions. A stock's

                           price may also fall because of economic conditions

                           which affect many companies, such as increases in

                           production costs. The value of a company's stock may

                           also be affected by changes in financial market

                           conditions that are not directly related to the

                           company or its industry, such as changes in interest

                           rates or currency exchange rates. The prices of

                           common stocks tend to fluctuate more over time than

                           the prices of preferred stocks or fixed income

                           securities. Investments in common stocks and other

                           equity securities offer greater potential for

                           capital growth and appreciation than investments in

                           other types of securities, but also entail greater

                           risk of loss.







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                                        6



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                                   LOU HOLLAND

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                                   GROWTH FUND







                           FOREIGN SECURITIES. The Fund may invest in common

                           stocks or other securities of foreign companies.

                           These investments will be made primarily through the

                           purchase of American Depositary Receipts ("ADRs") and

                           U.S. dollar-denominated securities of foreign

                           companies listed on a U.S. securities exchange,

                           although the Fund also may make direct market

                           purchases of such foreign securities. ADRs are U.S.

                           dollar-denominated certificates issued by a U.S. bank

                           or trust company and represent the right to receive

                           securities of a foreign company deposited in a

                           domestic bank or foreign branch of a U.S. bank and

                           are traded on a U.S. exchange or in an

                           over-the-counter market.



                           Investing in securities of foreign issuers, whether

                           directly or through ADRs, involves considerations not

                           typically associated with investing in securities of

                           companies organized and operated in the U.S. See

                           "Principal Investment Risks: Foreign Investing Risk"

                           above. Foreign securities generally are denominated

                           and pay dividends or interest in foreign currencies,

                           and the value of the Fund's investments in foreign

                           securities therefore will be affected both by changes

                           in the price of the security and by changes in the

                           value of the currency in which the security is

                           denominated.



                           TEMPORARY DEFENSIVE STRATEGIES. While the Fund's

                           primary strategy is to be fully invested in equities,

                           the Fund may depart from its principal investment

                           strategies in response to adverse market, economic,

                           political or other conditions. During these periods,

                           the Fund may engage in a temporary, defensive

                           strategy that permits it to invest up to 100% of its

                           assets in high-grade domestic and foreign money

                           market instruments. During periods in which the Fund

                           employs such a temporary defensive strategy, the Fund

                           will not be pursuing, and will not achieve, its

                           investment objective of capital growth.





                           -----------------------------------------------------

OTHER                      EQUITY SECURITIES. The Fund invests primarily in

INVESTMENT                 common stocks, but also may invest in equity

STRATEGIES,                securities other than common stocks. Other types

RISKS AND                  of equity securities the Fund may acquire include

PRACTICES OF               preferred stocks, securities that are convertible

THE FUND                   into common stocks and readily marketable securities,

                           such as rights and warrants, which derive their

                           value from common stock. As a general matter, these

                           other types of securities are subject to many of the

                           same risks as common stocks.



                           FOREIGN CURRENCIES. In connection with its

                           investments in securities of foreign companies, the

                           Fund may from time to time hold various foreign

                           currencies pending investment in foreign securities

                           or conversion into U.S. dollars. The value of the

                           assets of the Fund as measured in U.S. dollars may

                           therefore be affected favorably or unfavorably by

                           changes in currency exchange rates.







                           OPTIONS AND FUTURES CONTRACTS. Options and futures

                           contracts are types of derivative instruments. They

                           "derive" their value from an underlying security,



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                                       7



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           index or other financial instrument. The use of

                           options and futures permits the Fund to increase or

                           decrease the level of risk associated with its

                           investments or to change the character of that risk.

                           Options and futures contracts trading is a highly

                           specialized activity that entails greater than

                           ordinary investment risks.



                           The Fund may write covered call options, buy put

                           options, buy call options and write put options on

                           particular securities or various indexes. The Fund

                           also may invest in futures contracts and options on

                           futures contracts. The Fund may make these

                           investments for the purpose of protecting its assets

                           (this is known as "hedging") or to generate income.



                           The risks related to the use of options and futures

                           contracts include: (i) the correlation between

                           movements in the market price of the Fund's

                           investments (held or intended for purchase) being

                           hedged and movements in the price of the futures

                           contract or option may be imperfect; (ii) possible

                           lack of a liquid secondary market for closing out

                           options or futures positions; (iii) the need for

                           additional portfolio management skills and

                           techniques; and (iv) losses due to unanticipated

                           market movements.







                           -----------------------------------------------------



PORTFOLIO                  The Fund provides monthly performance 7 business days

HOLDINGS                   following month-end and a list of its top ten

DISCLOSURE                 holdings 15 days after calendar quarter-end on its

                           website at www.hollandcap.com. A full list of its

                           holdings is available in the annual and semi-annual

                           reports 60 days after the end of second quarter and

                           60 days after the end of fourth quarter. Both

                           reports are available at www.hollandcap.com. A

                           complete description of the Fund's policies and

                           procedures with respect to the disclosure of the

                           Fund's portfolio securities is available in the

                           Fund's Statement of Additional Information ("SAI").





                           -----------------------------------------------------

SHARE PRICE                You pay no sales charges to invest in the Fund. When

                           you buy or redeem shares, your share price is the

                           Fund's net asset value per share next determined

                           after we receive your purchase or redemption order.



                           The Fund's net asset value per share is calculated by

                           adding the value of all securities, cash and other

                           assets of the Fund, subtracting the Fund's

                           liabilities (including accrued expenses and dividends

                           payable), and dividing the result by the total number

                           of outstanding Fund shares.



                           We determine the Fund's net asset value each day that

                           the New York Stock Exchange ("NYSE") is open for

                           regular trading, as of the close of trading on that

                           exchange (normally, 4:00 p.m. Eastern Time). Net

                           asset value will not be calculated and, therefore,

                           shares will not be priced, on days when the NYSE is

                           closed.







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                                        8



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                                   LOU HOLLAND

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                                   GROWTH FUND







                           The Fund's investments generally are valued based on

                           current market value, or if market quotations are not

                           readily available, fair value as determined in good

                           faith in accordance with policies and procedures

                           adopted by the Fund's Board of Trustees. For example,

                           a portfolio security may be valued based on fair

                           value if the principal market in which the security

                           is traded closes early or if trading in the security

                           is halted before the Fund calculates its net asset

                           value. A security's fair value may differ

                           significantly from the security's next opening market

                           price. In addition, the use of fair value pricing may

                           cause the Fund's per share net asset value to differ

                           significantly from the net asset value that would

                           have been calculated using last reported prices.





                           Securities traded in foreign markets usually are

                           valued on the basis of the most recent closing market

                           prices at 4:00 p.m. Eastern Time. Most foreign

                           markets close at least several hours before that

                           time, and foreign markets sometimes are closed for

                           holidays or other reasons on days on which the NYSE

                           is open. Normally, developments that could affect the

                           values of foreign securities held by the Fund that

                           occur between the close of trading on the foreign

                           market and 4:00 p.m. Eastern Time will not be

                           reflected in the Fund's net asset value. However, if

                           the Fund determines that such developments are so

                           significant that they will, in its judgment, clearly

                           and materially affect the Fund's net asset value, the

                           Fund may adjust the previous closing prices to

                           reflect what it believes to be the fair value of the

                           securities as of 4:00 p.m. Eastern Time. Because the

                           Fund may hold securities that primarily are listed on

                           foreign securities exchanges where trading may occur

                           on weekends or other days when the Fund does not

                           price its shares, the prices of those foreign

                           securities, and the net asset value of the Fund's

                           shares, may change on days when shareholders are not

                           able to purchase or redeem the Fund's shares.





                           -----------------------------------------------------

POLICY                     The Fund is intended to be an investment vehicle for

REGARDING                  long-term investors. It is not designed for investors

EXCESSIVE                  that engage in excessive short-term trading activity

SHORT-TERM                 that may be harmful to the Fund. Excessive short-term

TRADING                    trading could interfere with the efficient management

                           of the Fund's portfolio or result in increased

FREQUENT PURCHASES         brokerage and administrative costs, both of which

AND REDEMPTIONS            could adversely affect the Fund's performance. In

OF FUND SHARES             addition, to the extent that the Fund invests

                           directly in overseas markets, excessive short-term

                           trading could also result in dilution of the value

                           of Fund shares held by long-term investors under

                           certain circumstances.



                           The Trust's Board of Trustees has adopted policies

                           and procedures with respect to excessive short-term

                           trading. These policies and procedures are intended

                           to apply to all investors, without exception. The

                           Fund discourages excessive short-term trading in Fund

                           shares and does not intend to accommodate such

                           trading activity by investors. The Fund considers

                           excessive short-term trading





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                                        9



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                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND





                           to be any pattern of frequent purchases and

                           redemptions of Fund shares by an investor or group

                           of investors, acting in concert, that could

                           interfere with the efficient management of the

                           Fund's portfolio or result in increased brokerage

                           and administrative costs. If the Investment Manager

                           believes, in its sole judgment, that an investor has

                           or may have engaged in excessive short-term trading,

                           the Investment Manager will ask the investor to stop

                           such activities or refuse to process purchase orders

                           for the investor's account. In addition, the Fund

                           reserves the right to reject a purchase order for

                           any reason if the Investment Manager believes, in

                           its sole judgment, that it is necessary or desirable

                           to deter excessive short-term trading activity. In

                           doing so, the Investment Manager may take into

                           account, without limitation, such considerations as

                           the investor's trading history in the Fund and

                           accounts under common ownership, influence or

                           control.





                           The Fund expects that at any time a substantial

                           portion of its outstanding shares will be held by

                           investors through omnibus accounts at intermediaries,

                           such as investment advisers, broker-dealers, transfer

                           agents, third party administrators (including pension

                           and retirement plan administrators) and insurance

                           companies. For trades that occur through omnibus

                           accounts or similar arrangements, the Investment

                           Manager may seek the cooperation of the intermediary

                           in order to detect and deter excessive short-term

                           trading through such arrangements. However, the Fund

                           does not maintain individual shareholder accounts for

                           investors who hold Fund shares through such

                           arrangements; rather, the Fund generally maintains a

                           single shareholder account for each such arrangement

                           representing the aggregate trading activity of the

                           underlying investors. In addition, the intermediary

                           sponsoring an omnibus arrangement may be unable, or

                           unwilling, to cooperate with the Fund in its efforts

                           to detect and deter excessive short-term trading.

                           Thus, the ability of the Investment Manager and its

                           agents to detect such trading activities through

                           omnibus arrangements is severely limited.



                           The Fund periodically reviews the adequacy of its

                           policy and procedures on excessive short-term trading

                           and the effectiveness of their implementation, and

                           reserves the right to amend them at any time.







                           -----------------------------------------------------

HOW TO                     The initial minimum investment for the Fund is $250.

PURCHASE                   This minimum amount may, in certain cases, be waived

SHARES                     or reduced by the Trust.



                           OPENING AN ACCOUNT. Shareholders may make an initial

                           purchase of shares of the Fund by mail or by wire.

                           Shares of the Fund may be purchased on any day the

                           Trust is open for business.







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                                       10



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           A COMPLETED AND SIGNED PURCHASE APPLICATION FORM

                           ("APPLICATION") IS REQUIRED FOR EACH NEW ACCOUNT

                           OPENED WITH THE FUND REGARDLESS OF HOW THE INITIAL

                           PURCHASE OF SHARES IS MADE.



                           In compliance with the USA Patriot Act of 2001,

                           please note that U.S. Bancorp Fund Services, LLC (the

                           "Transfer Agent"), will verify certain information on

                           your Account Application as part of the Fund's

                           Anti-Money Laundering Program. As requested on the

                           Application, you must supply your full name, date of

                           birth, social security number and permanent street

                           address. Mailing addresses containing a P.O. Box may

                           not be accepted. Please contact the Transfer Agent at

                           1-800-295-9779 if you need additional assistance when

                           completing your Application.



                           If we do not have sufficient information to have a

                           reasonable belief of the identity of a customer, the

                           account will be rejected or the customer will not be

                           allowed to perform a transaction on the account until

                           such information is received. The Fund may also

                           reserve the right to close the account within 5

                           business days if clarifying information/documentation

                           is not received.



                           BY MAIL. Shares of the Fund may be purchased by

                           mailing the completed Application, with a check made

                           payable to the Lou Holland Trust, c/o U.S. Bancorp

                           Fund Services, LLC, P.O. Box 701, Milwaukee, WI

                           53201-0701. Correspondence sent by overnight delivery

                           services should be sent to the Trust, c/o U.S.

                           Bancorp Fund Services, LLC, 3rd Floor, 615 East

                           Michigan Street, Milwaukee, WI 53202-5207. 1





                           BY WIRE. To purchase by wire, the Transfer Agent must

                           have a completed account application before your wire

                           is sent. A purchase order will not be accepted until

                           a completed application is received and any requested

                           documentation is in proper form. Wired funds must be

                           received by 4:00 p.m. Eastern Time to be eligible for

                           same day pricing. Call the Transfer Agent at

                           1-800-295-9779 between 9:00 a.m. and 6:00 p.m.

                           Eastern Time on any day the New York Stock Exchange

                           is open for business to advise of your intent to

                           wire. This will ensure proper credit. Instruct your

                           bank to wire funds to:



                                             U.S. Bank, N.A. 777 E.

                                             Wisconsin Ave. ABA

                                             075000022

                           Credit:           U.S. Bancorp Fund Services, LLC

                                             Account 112-952-137



                           Further Credit:   Lou Holland Growth Fund

                                             Shareholder Name and Account Number





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                                       11



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           SUBSEQUENT INVESTMENTS. If you are making a

                           subsequent purchase, your bank should wire funds as

                           indicated above. It is essential that your bank

                           include complete information about your account in

                           all wire instructions. Prior to sending your wire,

                           please call the Transfer Agent at 1-800-295-9779 to

                           advise them of your intent. This will ensure prompt

                           and accurate credit.







                           1 The Fund does not consider the U.S. Postal Service

                           or other independent delivery services to be its

                           agents. Therefore, deposit in the mail or with such

                           services or receipt at U.S. Bancorp Fund Services,

                           LLC post office box, of purchase applications or

                           redemption requests does not constitute receipt by

                           the Transfer Agent of the Fund.



                           SHARE PRICE. To make an initial purchase of shares of

                           the Fund, a completed and signed Application in good

                           order, as described below, must first be received.

                           Shares in the Fund will be priced at the net asset

                           value per share of the Fund next determined after a

                           purchase order has been received by the Transfer

                           Agent, in good order, as described below.



                           CONDITIONS OF PURCHASE. The Trust and the

                           Distributor, Holland Capital Management, L.P., each

                           reserves the right to reject any purchase for any

                           reason and to cancel any purchase due to nonpayment.

                           Purchases are not binding on the Trust or the

                           Distributor or considered received until such

                           purchase orders are received by the Transfer Agent in

                           good order. Good order requires that purchases must

                           be made in U.S. dollars and, to avoid fees and

                           delays, all checks must be drawn on a bank located

                           within the United States. The Fund will not accept

                           payment in cash or money orders. The Fund also does

                           not accept cashier's checks in amounts less than

                           $10,000. To prevent check fraud, the Fund will not

                           accept third party checks, Treasury checks, credit

                           card checks, traveler's checks or starter checks for

                           the purchase of shares. All checks should be made

                           payable to the Fund. As a condition of this offering,

                           if a purchase is canceled due to nonpayment or

                           because a check does not clear (and therefore, the

                           account is required to be redeemed), the purchaser

                           will be responsible for any loss the Fund incurs. The

                           Transfer Agent will charge a returned item fee

                           against a shareholder's account if any payment check

                           is returned to the Transfer Agent.



                           Shares may be purchased by rendering payment in-kind

                           in the form of marketable securities, including but

                           not limited to shares of common stock and debt

                           instruments, provided the acquisition of such

                           securities is consistent with the Fund's investment

                           objectives and otherwise acceptable to the Investment

                           Manager. If you wish to purchase shares with

                           marketable securities, please call 1-800-295-9779 to

                           determine whether the particular securities will be

                           accepted as payment by the Fund and the manner by

                           which they would be transferred to the Fund.







--------------------------------------------------------------------------------

                                       12



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           SHARE CERTIFICATES. Share certificates will not be

                           issued for shares unless the shareholder has held the

                           shares for at least thirty (30) days and has

                           specifically requested share certificates. Most

                           shareholders elect not to receive share certificates.

                           Certificates will be issued only for full shares. A

                           shareholder whose share certificate is lost or

                           destroyed may incur an expense to replace it.







                           -----------------------------------------------------

SHAREHOLDER                SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If there

SERVICES                   are any questions about the following services,

                           please call the Trust at 1-800-295-9779 or write the

                           Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box

                           701, Milwaukee, WI 53201-0701. The Trust reserves

                           the right to amend the shareholder services

                           described below or to change their terms or

                           conditions upon sixty (60) days notice to

                           shareholders.



                           SHAREHOLDER STATEMENTS AND REPORTS. Each time a

                           shareholder buys or sells shares or reinvests a

                           dividend or distribution in the Fund, the shareholder

                           will receive a statement confirming such transaction

                           and listing the current share balance with the Fund.

                           The Trust also will send shareholders annual and

                           semi-annual reports, as well as year-end tax

                           information about their accounts with the Fund.



                           TELEPHONE PRIVILEGES. For convenience, the Trust

                           provides telephone privileges that allow telephone

                           authorization to (i) purchase shares in the Fund, and

                           (ii) redeem shares in the Fund. Initial purchases of

                           shares may not be made by telephone. To utilize these

                           telephone privileges, check the appropriate boxes on

                           the Application and supply the Trust with the

                           information required. Procedures have been

                           established by the Trust and the Transfer Agent that

                           are considered to be reasonable and are designed to

                           confirm personal identification information prior to

                           acting on telephone instructions, including tape

                           recording telephone communications and providing

                           written confirmation of instructions communicated by

                           telephone. If the Trust does not employ reasonable

                           procedures to confirm that instructions communicated

                           by telephone are genuine, it may be liable for any

                           losses arising out of any action on its part or any

                           failure or omission to act as a result of its own

                           negligence, lack of good faith, or willful

                           misconduct. In light of the procedures established,

                           the Trust will not be liable for following telephone

                           instructions that it or the Transfer Agent believes

                           to be genuine. During periods of extreme economic

                           conditions or market changes, requests by telephone

                           may be difficult to make due to heavy volume. During

                           such times, shareholders should consider placing

                           orders by mail.





                           The telephone privileges are not available with

                           respect to shares for which certificates have been

                           issued or with respect to redemptions for accounts

                           requiring supporting legal documents.





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                                       13



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                                   LOU HOLLAND

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                                   GROWTH FUND







                           TELEPHONE INVESTMENT PRIVILEGE. After an account with

                           the Trust has been opened, additional investments in

                           the amount of $1,000 or more may be made by

                           telephoning the Trust at 1-800-295-9779 between 9:00

                           a.m. and 4:00 p.m. Eastern Time on any day the Trust

                           is open. Telephone investment requests made after

                           4:00 p.m. Eastern Time will be processed as of close

                           of business on the next business day. In accord with

                           a shareholder's instructions, the Trust will

                           electronically transfer monies from a shareholder's

                           bank account designated on the Application to the

                           shareholder's account with the Trust. The designated

                           bank must be a member of the Automated Clearing House

                           ("ACH") network and able to make electronic transfers

                           in order for a shareholder to use this privilege.

                           Shares will be purchased at the net asset value

                           determined on the day the order is placed, provided

                           the call is received prior to 4:00 p.m. Eastern Time.

                           There is no charge to a shareholder by the Trust or

                           the Transfer Agent for this service; however, your

                           bank may impose a fee for such electronic transfers.



                           TELEPHONE REDEMPTION PRIVILEGE. The Telephone

                           Redemption Privilege permits a shareholder to

                           authorize the redemption of any amount from his or

                           her account with the Trust by telephoning the Trust

                           at 1-800-295-9779 between 9:00 a.m. and 4:00 p.m.

                           Eastern Time on any day the Trust is open. In accord

                           with the shareholder's instructions, the Trust will

                           redeem shares of the Fund at their net asset value

                           next determined after the telephone redemption

                           request is received. Telephone redemption requests

                           made after 4:00 p.m. Eastern Time will be processed

                           as of the close of business on the next business day.

                           Redemption proceeds will, in accordance with any

                           prior election made by a shareholder, be mailed to

                           the shareholder's current address, transmitted by

                           wire to the shareholder's designated bank account or

                           sent by electronic funds transfer to the

                           shareholder's designated bank account via the ACH

                           network. For proceeds sent by wire, the Transfer

                           Agent will charge a $15 fee and your bank may charge

                           a fee for receiving a wire transfer. An electronic

                           funds transfer via the ACH network will be completed

                           at no charge to you by the Trust or the Transfer

                           Agent; however, your bank may impose a fee for such

                           electronic transfers. In order to use this privilege,

                           the designated bank must be a member of the ACH

                           network. Telephone redemption requests will not be

                           processed if the shareholder has changed his or her

                           address within the preceding (15) days. IRA accounts

                           may not be redeemed via telephone.



                           The telephone redemption privilege may be elected

                           when you open your account. After an account has been

                           opened, a written request must be sent to the

                           Transfer Agent in order to arrange for telephone

                           redemptions or to make changes in the bank or account

                           receiving the proceeds. The request must be signed by

                           each shareholder of an account and the signature

                           guaranteed.







--------------------------------------------------------------------------------

                                       14



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                                   LOU HOLLAND

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                                   GROWTH FUND







                           AUTOMATIC INVESTMENT PLAN ("AIP"). The Trust offers

                           an AIP whereby a shareholder may purchase shares on a

                           regular scheduled basis ($50 minimum per transaction

                           up to four times per month). Under the AIP, the

                           shareholder's designated bank account is debited a

                           preauthorized amount which is applied to purchase

                           shares. The financial institution must be a member of

                           the ACH network. There is no charge by the Trust or

                           the Transfer Agent for this service; however, your

                           bank may charge a fee. The Transfer Agent will charge

                           a fee against your account for any AIP transaction

                           that is returned by your bank. Any changes to or

                           termination of the plan should be submitted to the

                           Transfer Agent in writing or by telephone 5 days

                           prior to the effective date. The program will

                           automatically terminate upon redemption of all shares

                           in the account.





                           -----------------------------------------------------

RETIREMENT                 Trust shares are available in connection with a wide

PLANS                      variety of tax-qualified retirement and savings plans

                           for individuals, corporate employers and governmental

                           and not-for-profit institutions, including IRAs,

                           SEP-IRAs, Roth IRAs and Coverdell (Education) IRAs,

                           401(k) Plans and 457 Plans. Various initial, annual

                           maintenance and participant fees may apply to these

                           retirement and savings plans. Applicable forms and

                           information regarding plan administration, all fees,

                           and other plan provisions are available from the

                           Trust or the Transfer Agent.





                           -----------------------------------------------------

PURCHASES &                Trust shares may be available for purchase and

REDEMPTIONS                redemption through financial intermediaries, such as

THROUGH                    investment advisers, transfer agents, broker-dealers,

FINANCIAL                  third-party administrators (including pension and

INTERMEDIARIES             retirement plan administrators) and insurance

                           companies, which invest in the Fund through omnibus

                           accounts representing the interests of multiple

                           investors. Purchase and redemption orders placed

                           through financial intermediaries will be priced at

                           the net asset value per share of the Fund next

                           determined after the order has been received by the

                           Fund, subject to the Fund's policy regarding

                           excessive short-term trading. Orders placed through

                           financial intermediaries and received by the Fund,

                           in good order, before the close of trading on the

                           NYSE (normally, 4:00 p.m. Eastern Time) on any

                           business day will receive that day's share price.

                           Some financial intermediaries may require you to

                           place your orders before 4:00 p.m. Eastern Time so

                           that they may be sent to and received by the Fund

                           before then. In addition, some intermediaries may

                           charge a fee for their services.



                           Orders placed through authorized financial

                           intermediaries will be considered received by the

                           Fund when received by the intermediary or its

                           designee. Persons who invest in the Fund through

                           financial products (such as variable annuities)

                           offered by, or accounts held with, financial

                           intermediaries may be required to comply with such

                           additional requirements as may be imposed by those

                           intermediaries in connection with their products and

                           services.







--------------------------------------------------------------------------------

                                       15



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                                   LOU HOLLAND

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                                   GROWTH FUND





                           -----------------------------------------------------

DIVIDENDS,                 The Fund earns ordinary investment income from

CAPITAL GAINS              dividends and interest on its investments. The Fund

DISTRIBUTIONS              expects to distribute substantially all of this

                           income, less Fund expenses, to shareholders annually,

                           or at such other times AND TAXES as the Fund may

                           elect.





                           The Fund also realizes capital gains and losses when

                           it sells securities in its portfolio for more or less

                           than it paid for them. If total gains on sales exceed

                           total losses (including losses carried forward from

                           previous years), the Fund has a net realized capital

                           gain. Net realized capital gains, if any, are

                           distributed to shareholders at least annually.





                           Under present federal income tax laws, capital gains

                           may be taxable at different rates, depending on how

                           long the Fund has held the underlying investment (not

                           how long you hold your shares in the Fund).

                           Short-term capital gains that are derived from the

                           sale of assets held one year or less are taxed as

                           ordinary income. Long-term capital gains that are

                           derived from the sale of assets held for more than

                           one year are taxed at the maximum capital gains rate.





                           Under federal income tax law amendments enacted in

                           2003, eligible dividends received by individuals are

                           also taxed at reduced rates. For this purpose,

                           eligible dividends are dividends received from a

                           domestic corporation or an eligible foreign

                           corporation. These reduced tax rates will also apply

                           to the portion of the distributions paid to you by

                           the Fund that are allocable to eligible dividends

                           received by the Fund.





                           Dividends and capital gains distributions will be

                           paid to you if you hold shares on the record date of

                           the distribution, regardless of how long you have

                           held your shares. These distributions are paid by the

                           Fund on the basis of the number of shares you own.

                           The Fund's net asset value will decrease by the

                           amount of the distribution on the day the

                           distribution is made. If you buy shares on or shortly

                           before the record date (the date that establishes you

                           as a person to receive the upcoming distribution),

                           you receive a portion of the money you just invested

                           in the form of a taxable distribution. Therefore, you

                           may wish to find out the Fund's record date before

                           investing.




                           Dividends and capital gains distributions by the Fund

                           are automatically reinvested in additional Fund

                           shares at the share price on the ex-dividend date,

                           unless you choose to have them paid to you directly.

                           If you choose to have distribution checks mailed to

                           you and either the U.S. Postal Service is unable to

                           deliver the check to you or if the check(s) remain

                           outstanding for at





--------------------------------------------------------------------------------

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND







                           least six months, the Fund reserves the right to

                           reinvest the check(s) at the then current net asset

                           value until you notify us with different

                           instructions. Dividends and other distributions,

                           whether received in cash or reinvested in additional

                           Fund shares are taxable to you (unless your

                           investment is in an IRA or other tax-advantaged

                           account). Dividends and capital gains distributions

                           declared in October, November or December and paid

                           in January are taxable in the year in which they are

                           declared. In January of each year, you will be sent

                           Form 1099-DIV indicating the tax status of any

                           dividend and capital gain distributions made to you.

                           This information also is reported to the IRS as

                           required by law.





                           When you redeem shares in the Fund, you may realize a

                           gain or loss for tax purposes. In January of each

                           year, you will be sent Form 1099-B indicating the

                           date and amount of each redemption of shares of the

                           Fund you made during the prior year. This information

                           also is reported to the IRS as required by law.





                           The Trust is required by federal law to withhold 28%

                           of reportable payments (which may include dividends,

                           capital gains distributions, and share redemption

                           proceeds) paid to shareholders who have not complied

                           with IRS regulations. In order to avoid this backup

                           withholding requirement, you must certify that your

                           Social Security or Taxpayer Identification Number is

                           correct and that you are not currently subject to, or

                           are exempt from, backup withholding.





                           -----------------------------------------------------

HOW TO                     Shareholders have the right to redeem (subject to the

REDEEM SHARES              restrictions outlined below) all or any part of their

                           shares in the Fund at a price equal to the net asset

                           value of such shares next computed following receipt

                           of the redemption request in proper form by the

                           Trust. Unless a shareholder has selected the

                           Telephone Redemption Privilege and provided the

                           required information, in order to redeem shares in

                           the Fund, a written request in "proper form" (as

                           explained below) must be sent to the Trust, c/o U.S.

                           Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee,

                           WI 53201-0701. Correspondence sent by overnight

                           delivery services should be sent to the Trust, c/o

                           U.S. Bancorp Fund Services, LLC, 615 East Michigan

                           Street, Milwaukee, WI 53202-5207. A shareholder

                           cannot redeem shares by telephone unless the

                           shareholder is eligible to use the Telephone

                           Redemption Privilege. In addition, the Trust cannot

                           accept requests that specify a particular date for

                           redemption or which specify any other special

                           conditions.1







                           1 The Fund does not consider the U.S. Postal Service

                           or other independent delivery services to be its

                           agents. Therefore, deposit in the mail or with such

                           services or receipt at U.S. Bancorp Fund Services,

                           LLC post office box, of purchase applications or

                           redemption requests do not constitute receipt by the

                           Transfer Agent of the Fund.





--------------------------------------------------------------------------------

                                       17



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                                   LOU HOLLAND

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                                   GROWTH FUND







                           PROPER FORM FOR ALL REDEMPTION REQUESTS. A redemption

                           request must be in proper form. To be in proper form,

                           a redemption request must include: (i) share

                           certificates, if any (though the back of the

                           certificate contains a line for a signature and

                           signature guarantee, please return the certificates

                           unsigned. The written redemption request should

                           contain the signature guarantee in this instance);

                           (ii) for written redemption requests, a "letter of

                           instruction," which is a letter specifying the Fund

                           by name, the number of shares to be sold, the name(s)

                           in which the account is registered, and the account

                           number. The letter of instruction must be signed by

                           all registered shareholders for the account using the

                           exact names in which the account is registered; in

                           the case of an IRA account, the letter of instruction

                           must indicate whether or not 10% federal income tax

                           should be withheld from the redemption. Failure to

                           provide a withholding election will result in 10%

                           being withheld; (iii) other supporting legal

                           documents, as may be necessary, for redemption

                           requests by corporations, trusts, and partnerships;

                           and (iv) any signature guarantees that are required

                           as described above in (i), or required by the Trust

                           where the value of the shares being redeemed is

                           $10,000 or greater, or where the redemption proceeds

                           are to be sent to an address other than the address

                           of record or to a person other than the registered

                           shareholder(s) for the account or when changing

                           account ownership. Signature guarantees are required

                           if the amount being redeemed is $10,000 or more but

                           generally are not required for redemptions made using

                           the Telephone Redemption Privilege. Telephone

                           redemptions cannot be made in cases where the

                           redemption proceeds are to be sent to a party other

                           than the registered shareholder at the address of

                           record on the account. These situations require a

                           written signature guarantee.





                           Signature guarantees, when required, can be obtained

                           from any one of the following institutions: (i) a

                           bank; (ii) a securities broker or dealer, including a

                           Government or municipal securities broker or dealer,

                           that is a member of a clearing corporation or has net

                           capital of at least $100,000; (iii) a credit union

                           having authority to issue signature guarantees; (iv)

                           a savings and loan association, a building and loan

                           association, a cooperative bank, a federal savings

                           bank or association; or (v) a national securities

                           exchange, a registered securities exchange or a

                           clearing agency. Notaries public are not acceptable

                           guarantors. A redemption request will not be

                           processed and will be held until it is in proper

                           form, as described above.





                           RECEIVING A REDEMPTION PAYMENT. Except under certain

                           emergency conditions, a redemption payment will be

                           sent to the shareholder within seven (7) days after

                           receipt of the corresponding telephone or written

                           redemption request, in proper form, by the Transfer

                           Agent. There are no redemption fees imposed on any

                           redemption request.





                           If a redemption request is with respect to shares

                           purchased by a personal, corporate, or government

                           check within twelve (12) days of the purchase date,

                           the redemption payment will be held until the

                           purchase check has cleared





--------------------------------------------------------------------------------

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND





                           (which may take up to twelve (12) days from the

                           purchase date), although the shares redeemed will be

                           priced for redemption upon receipt of the redemption

                           request. The inconvenience of this twelve (12) day

                           check clearing period can be avoided by purchasing

                           shares with a federal funds wire.





                           MINIMUM ACCOUNT SIZE. Due to the relatively high cost

                           of maintaining accounts, the Trust reserves the right

                           to redeem shares in any account if, as the result of

                           any redemption, the value of that account drops below

                           $250. A shareholder is allowed at least sixty (60)

                           days, after written notice by the Trust, to make an

                           additional investment to bring the account value up

                           to at least $250 before the redemption is processed.





                           REDEMPTIONS OVER $250,000. Large sales of portfolio

                           securities to meet redemption requests can adversely

                           affect the Investment Manager's ability to implement

                           the Fund's investment strategy. If during any ninety

                           (90) day period, you redeem more than $250,000 of

                           Fund shares, or your redemption amounts to more than

                           1% of the Fund's net assets, the Fund has the right

                           to pay the difference between the redemption amount

                           and lesser of the two previously mentioned figures

                           with securities from the Fund's portfolio, rather

                           than in cash. This is called "redemption-in-kind."

                           The Fund does not normally expect to redeem in-kind,

                           but reserves the right to do so.







--------------------------------------------------------------------------------

HOW THE TRUST              INVESTMENT MANAGER. The Fund is managed by Holland

IS MANAGED                 Capital Management, L.P., a Delaware limited

                           partnership whose principal place of business is One

                           North Wacker Drive, Suite 700, Chicago, Illinois

                           60606. The Investment Manager has served as the

                           investment adviser of the Fund since the inception

                           of the Fund in 1996. The Investment Manager also

                           provides investment advisory services to the

                           accounts of private individual and institutional

                           investors, and is a registered broker-dealer and a

                           member of the NASD. The executives and members of

                           the investment management staff have extensive

                           experience in managing investments. Louis A.

                           Holland, the Managing Partner and Chief Investment

                           Officer of the Investment Manager, has served as an

                           investment adviser for the past 25 years.



                           Subject to the authority of the Board of Trustees,

                           the Investment Manager supervises and directs the

                           day-to-day investments and operation of the Fund in

                           accord with the Fund's investment objective,

                           investment program, policies, and restrictions. The

                           Investment Manager also supervises the overall

                           administration of the Trust, which includes, among

                           other activities, preparing and filing documents

                           required for compliance of the Trust with applicable

                           laws and regulations, preparing agendas and other

                           supporting documents for the meetings of the Board,

                           maintaining the corporate records and books of the

                           Trust, and serving as the Trust's liaison with its

                           independent registered public accountant and any

                           service providers such as the custodian, transfer

                           agent, and administrator.







--------------------------------------------------------------------------------

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND





                           Holland Capital Management, L.P. also serves as the

                           Distributor of the shares of the Trust. It receives

                           no compensation from the Trust, nor does it charge

                           any fees to shareholders for its services as

                           Distributor.





                           The Trust pays the Investment Manager, on a monthly

                           basis, an investment management fee based on the

                           Fund's average daily net assets at the following

                           annualized rates: with respect to the Fund, 0.85% of

                           the average daily net assets up to $500 million,

                           0.75% of the average daily net assets up to the next

                           $500 million, and 0.65% of the average daily net

                           assets in excess of $1 billion. The Investment

                           Manager has contractually agreed to waive its

                           investment management fee and reimburse expenses of

                           the Fund so that the Fund's total annual operating

                           expenses do not exceed more than 1.35%.



                           A discussion regarding the basis for the Board of

                           Trustees approving any investment advisory contract

                           of the Fund is available in the Fund's most recent

                           semi-annual report to shareholders for the six-month

                           period ending June 30.



                           PORTFOLIO MANAGERS. The persons employed by or

                           associated with the Investment Manager who are

                           primarily responsible for the day-to-day management

                           of the Fund's portfolio are Louis A. Holland, Monica

                           L. Walker and Laura J. Janus (the "Portfolio

                           Managers"). They have managed the Fund since its

                           inception. Their business experience for the past

                           five years is as follows: Mr. Holland has served as

                           Managing Partner and Chief Investment Officer of the

                           Investment Manager and Distributor; and President,

                           Treasurer and Director of Holland Capital Management,

                           Inc., the General Partner of the Investment Manager;

                           Ms. Walker and Ms. Janus have served as portfolio

                           managers with respect to the Fund and the Investment

                           Manager's institutional and private account clients.





                           The SAI provides additional information about the

                           Portfolio Managers' compensation, other accounts

                           managed by the Portfolio Managers and the Portfolio

                           Managers' ownership of securities in the Fund.





--------------------------------------------------------------------------------

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND







FINANCIAL                  The financial highlights table is intended to help

HIGHLIGHTS                 you understand the Fund's financial performance for

                           the past 5 years. Certain information reflects

                           financial results for a single Fund share. The total

                           returns in the table represent the rate that an

                           investor would have earned on an investment in the

                           Fund (assuming reinvestment of all dividends and

                           distributions). The information has been audited by

                           KPMG LLP whose reports, along with the Fund's

                           financial statements, are included in the Fund's

                           Annual Report, which is available upon request and

                           on the Fund's website at www.hollandcap.com.



                                                                               FOR THE YEARS ENDED DECEMBER 31,

                                                                 ------------------------------------------------------------


                           Per Share Data:                         2005         2004         2003         2002         2001

                           (FOR A SHARE OUTSTANDING

                             THROUGHOUT THE YEAR):

                           Net asset value,

                             beginning of year                    $18.23       $16.58       $12.98       $16.53       $18.66

                                                                 -------      -------      -------      -------      -------

                           Income from investment operations:

                             Net investment income (loss)(1)       (0.03)        0.05        (0.02)       (0.02)       (0.04)

                             Net realized and unrealized gains

                                (losses) on investments            (0.12)        1.80         3.62        (3.53)       (0.91)

                                                                 -------      -------      -------      -------      -------

                           Total from investment

                             operations                            (0.15)        1.85         3.60        (3.55)       (0.95)

                                                                 -------      -------      -------      -------      -------

                           Less Distributions:

                             Dividends (from net

                                investment income)                    --        (0.05)          --           --           --

                             Distributions from

                                capital gains                      (0.09)       (0.15)          --           --        (1.18)

                                                                 -------      -------      -------      -------      -------

                             Total distributions                   (0.09)       (0.20)          --           --        (1.18)

                                                                 -------      -------      -------      -------      -------

                             Net asset value,

                                end of year                       $17.99       $18.23       $16.58       $12.98       $16.53

                                                                 =======      =======      =======      =======      =======

                           Total return                          (0.80)%       11.21%       27.73%     (21.48)%      (5.17)%

                           Supplemental Data and Ratios:

                           Net assets, end of year           $40,070,057  $42,143,873  $34,822,593  $18,292,358  $13,087,056

                           Ratio of expenses to average

                             net assets:

                             Before expense waiver

                                and reimbursement                  1.65%        1.88%        1.69%        1.86%        2.32%

                             After expense waiver

                                and reimbursement                  1.35%        1.35%        1.35%        1.35%        1.35%

                           Ratio of net investment income

                             (loss) to average net assets:

                             Before expense waiver

                                and reimbursement                (0.47)%      (0.24)%      (0.45)%      (0.67)%      (1.28)%

                             After expense waiver

                                and reimbursement                (0.17)%        0.29%      (0.11)%      (0.16)%      (0.31)%

                           Portfolio turnover rate                30.63%       40.83%       37.10%       41.12%       66.95%



                           (1)    In 2005, 2004 and 2003, net investment income

                                  (loss) per share is calculated using average

                                  shares outstanding. In 2002 and 2001, net

                                  investment (loss) per share is calculated

                                  using the ending balance of undistributed net

                                  investment income prior to consideration of

                                  adjustments for permanent book and tax

                                  differences.






--------------------------------------------------------------------------------

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND







NOTICE OF                  The Lou Holland Growth Fund recognizes and respects

PRIVACY POLICY             the privacy expectations of our customers.1 We are

AND PRACTICES              providing this notice to you so that you will know

                           what kinds of information we collect about our

                           customers and the circumstances in which that

                           information may be disclosed to third parties who

                           are not affiliated with the Fund.





                           We collect nonpublic personal information about our

                           customers from the following sources:



                           o      Account Applications and other forms, which

                                  may include a customer's name, address,

                                  social security number, and information about

                                  a customer's investment goals and risk

                                  tolerance;



                           o      Account History, including information about

                                  the transactions and balances in a customer's

                                  accounts; and





                           o      Correspondence, written, telephonic or

                                  electronic between a customer and the Fund or

                                  service providers to the Fund.



                           We may disclose all of the information described

                           above to certain third parties who are not affiliated

                           with the Fund as permitted by law - for example

                           sharing information with companies who maintain or

                           service customer accounts for the Fund is permitted

                           and is essential for us to provide shareholders with

                           necessary or useful services with respect to their

                           accounts. We may also share information with

                           companies that perform marketing services on our

                           behalf or to other financial institutions with whom

                           we have joint marketing agreements.



                           We maintain, and require joint marketers and service

                           providers to the Fund to maintain policies and

                           procedures designed to assure only appropriate access

                           to, and use of, information about our customers. When

                           information about Fund customers is disclosed to

                           nonaffiliated third parties, we require that the

                           third party maintain the confidentiality of the

                           information disclosed and limit the use of

                           information by the third party solely to the purposes

                           for which the information is disclosed or as

                           otherwise permitted by law.



                           We will adhere to the policies and practices

                           described in this notice regardless of whether you

                           are a current or former shareholder of the Fund.







------------------

1      For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

                                   LOU HOLLAND

--------------------------------------------------------------------------------

                                   GROWTH FUND







ADDITIONAL                 Additional information about the Trust and the Fund

INFORMATION                is available from several sources.

ABOUT THE

TRUST AND                  FINANCIAL REPORTS. Additional information about the

THE FUND                   Fund's investments is available in the Fund's annual

                           and semi-annual reports. In the annual report, you

                           will find a discussion of the market conditions and

                           investment strategies that significantly affected the

                           Fund's performance during its last fiscal year ended

                           December 31, 2005.



                           STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI,

                           dated May 1, 2006, contains detailed information

                           about the Trust and the Fund's investment policies

                           and practices. A current SAI is on file with the

                           Securities and Exchange Commission and is

                           incorporated in this Prospectus by reference, which

                           means that the SAI is legally a part of the

                           Prospectus.







--------------------------------------------------------------------------------

                       This page intentionally left blank.

                       This page intentionally left blank.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

CARLA S. CARSTENS, Trustee

LOUIS A. HOLLAND, President and Trustee

Managing Partner and Chief Investment Officer,

Holland Capital Management, L.P.



JOANN SANNASARDO LILEK, Trustee

and Chair of the Board of Trustees



JAMES H. LOWRY, Trustee



SUSAN M. CHAMBERLAIN, Chief Compliance Officer,

Lou Holland Growth Fund and Holland Capital

Management, L.P.



LAURA J. JANUS, Treasurer

Partner and Portfolio Manager, Holland Capital Management, L.P.



MONICA L. WALKER, Secretary

Partner and Portfolio Manager,

Holland Capital Management, L.P.





INVESTMENT MANAGER





Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312)553-4830





TRANSFER AGENT





U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779







CUSTODIAN



U.S. Bank, N.A.

Cincinnati, OH





SPECIAL COUNSEL



Jorden Burt LLP

Washington, DC







HOW TO OBTAIN ADDITIONAL INFORMATION

To obtain a free copy of the current annual report, semi-annual report or SAI,

or to obtain other information about the Fund, requests can be made:





         BY MAIL: Write to: The Lou Holland Trust

         c/o U.S. Bancorp Fund Services, LLC,

         P.O. Box 701, Milwaukee, WI 53201-0701

         BY TELEPHONE: Call: 1-800-295-9779.

         BY INTERNET: Visit our website at: www.hollandcap.com





You also can obtain copies of this information by visiting the EDGAR database on the SEC's website at www.sec.gov, or by visiting or writing to the SEC's Public

Reference Section at 450 Fifth Street, Washington, D.C. 20549-0102, or by

electronic request to the SEC at the following e-mail address:

publicinfo@sec.gov. Information on the Public Reference Section can be obtained by calling 1-202-942-8090. The SEC's Public Reference Section may impose a copying charge for any information you request.



The SEC's Investment Company Act File Number for The Lou Holland Trust is

811-7533.









--------------------------------------------------------------------------------

                                   LOU HOLLAND

                                   GROWTH FUND

--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------

                                   PROSPECTUS

                                   MAY 1, 2006

                              THE LOU HOLLAND TRUST
                             One North Wacker Drive
                                    Suite 700
                             Chicago, Illinois 60606

                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in, and should be read in conjunction with, the Prospectus for The Lou Holland Trust dated May 1, 2006 (the "Prospectus"). This SAI has been incorporated by reference into the Prospectus, which means that it is legally a part of the Prospectus. The financial statements and accompanying notes for the years ended December 31, 2005 and 2004 are incorporated herein by reference from the Lou Holland Growth Fund's Annual Report for the year ended December 31, 2005. The Fund's Prospectus, SAI and Annual Report may be obtained at no charge by telephoning the Trust at 1-800-295-9779.

The date of this Statement of Additional Information is May 1, 2006.



                                TABLE OF CONTENTS

ITEM                                                               PAGE


  General Information and History                                    2
  Investment Restrictions                                            2
  Description of Certain Investments and Policies                    3
  Management of the Trust                                            10
  Committees of the Board of Trustees                                11
  Principal Holders of Securities                                    13
  Investment Management and Other Services                           13
  Portfolio Managers                                                 15
  Brokerage Allocation and Other Practices                           17
  Purchase and Redemption of Securities Being Offered                18
  Determination of Net Asset Value                                   19
  Taxes                                                              19
  Organization of the Trust                                          20
  Performance Information About the Fund                             21
  Legal Matters                                                      22
  Independent Registered Public Accounting Firm                      22
  Financial Statements                                               23


Appendices

     Appendix A   Description of Certain Money Market Securities     24
     Appendix B   Proxy Voting Policies & Procedures                 26

GENERAL INFORMATION AND HISTORY


The Lou Holland Trust (the "Trust") was organized as a Delaware business trust on December 20, 1995 and is registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, open-end diversified management investment company, commonly known as a "mutual fund." The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the "Fund"). In the future, the Trust may establish additional series.


The Fund is a separate investment portfolio with a distinct investment objective, investment programs, policies, and restrictions. The Fund is managed by Holland Capital Management, L.P. (the "Investment Manager"), which directs the day-to-day operations of the Fund. The Investment Manager also provides administrative services to the Trust. Holland Capital Management, L.P. also serves as distributor (the "Distributor") for the shares of the Fund.

The Trust bears all expenses of its operation, other than those assumed by the Investment Manager. Such expenses include payment for distribution services, transfer agent services, accounting services, certain administrative services, legal fees, registration fees with respect to the shares of the Trust, and payment of taxes.

INVESTMENT RESTRICTIONS


The following investment restrictions apply to the Fund. These restrictions are deemed "fundamental" restrictions, which means they may be changed only by approval of the Fund's shareholders. Except with respect to borrowing money, as described in (2) below, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or the Fund's net assets will not result in a violation of such investment restriction.


The Fund will not:

(1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except that the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below, may make short sales "against the box" (in a short sale "against the box," the Fund sells short a security in which it maintains a long position at least equal in amount to the position sold short), and may obtain short-term credits as may be necessary for clearance of transactions;

(2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although the Fund may borrow from a bank for temporary, extraordinary or emergency purposes or through the use of reverse repurchase agreements. The Fund may borrow up to 15% of the value of its total assets in order to meet redemption requests. No securities will be purchased when borrowed money exceeds 5% of the Fund's total assets. The Fund may enter into futures contracts subject to (5) below;

(3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its investment objective, investment programs, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that the Fund may enter into futures contracts and options thereon where, as a result thereof, no more than 5% of the total assets for the Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit;


(6) INVESTMENT COMPANIES: Invest in the securities of other open-end investment companies, except that the Fund may purchase securities of other open-end investment companies if immediately thereafter the Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and
(ii) invests no more than 5% of its total assets (taken at market value) in the securities of any one investment company or more than 10% of its total assets in the securities of all other investment companies in the aggregate;

(7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase of securities directly from an issuer in accord with the Fund's investment objective, investment programs, policies, and restrictions;

(8) OPTIONS AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may invest in and commit its assets to writing and purchasing put and call options to the extent permitted by the Prospectus and this Statement of Additional Information;

(9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES: Purchase or retain the securities of any issuer if the officers and Trustees or the Investment Manager individually own more than 1/2 of 1% of the securities of such issuer or collectively own more than 5% of the securities of such issuer;


(11) LOANS: Make loans, except that the Fund in accordance with its investment objective, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes; (ii) purchase money market securities and enter into repurchase agreements, provided such repurchase agreements are fully collateralized and marked to market daily; and (iii) lend its portfolio securities in an amount not exceeding one-third the value of the Fund's total assets;


(12) UNSEASONED ISSUERS: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities;

(13) RESTRICTED SECURITIES, ILLIQUID SECURITIES AND SECURITIES NOT READILY
MARKETABLE: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement maturing in more than seven days, if as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in "restricted securities" (securities which are subject to legal or contractual restrictions on resale) provided such securities are considered to be liquid;

(14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with (i) permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of the Fund's total assets in order to secure such borrowings) and (ii) the use of options and futures contracts;

(15) DIVERSIFICATION: Make an investment unless 75% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized; or

(16) CONCENTRATION: Invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements. For purposes of this restriction, the Fund will not consider "cash items" to include certificates of deposit or other bank obligations.

DESCRIPTION OF CERTAIN INVESTMENTS AND POLICIES

The following is a description of certain types of investments that may be made by the Fund and of certain investment policies that may be followed by the Fund.

MONEY MARKET INSTRUMENTS
The Fund may invest in high-quality money market instruments in order to enable it to: (i) take advantage of buying opportunities; (ii) meet redemption requests or ongoing expenses; or (iii) take defensive action as necessary, or for other temporary purposes. Money market instruments generally are short-term debt instruments that have at the time of purchase remaining maturities of less than 397 days. The money market instruments that may be used by the Fund include:

     U.S. GOVERNMENT OBLIGATIONS: These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a "discount" basis, that is, at a price less than the face value of the instrument at its maturity. The accretion of value of the instrument from its purchase price to its disposition or maturity represents interest earned.


     U.S. GOVERNMENT AGENCY SECURITIES: These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the U.S. Postal Service. These securities are either: (i) guaranteed by the U.S. Treasury (e.g., GNMA mortgage-backed securities);
     (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., FNMA Discount Notes); or (iii) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).


     BANK AND SAVINGS AND LOAN OBLIGATIONS: These include, among others, certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With bankers' acceptances, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. In the case of domestic banks, the Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is a member of the Federal Deposit Insurance Corporation ("FDIC"), or in the case of savings and loan associations, insured by the FDIC; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time deposits maturing in more than seven days.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE DEBT INSTRUMENTS: These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 397 days generally are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Fund may purchase corporate debt securities having no more than 397 days remaining to maturity at the date of settlement.

     REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist of high-quality debt securities and must be determined to present minimal credit risks. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.


     The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Board of Trustees (the "Board") and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.


SECURITIES OF FOREIGN ISSUERS
As described in the Prospectus, the Fund also may purchase equity and equity-related securities of foreign issuers. Also as described in the Prospectus, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations generally are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis. Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the U.S. may be less developed or efficient than those in the U.S. and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the U.S.; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the U.S.; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect U.S. investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate its purchase of securities denominated in foreign currencies, the Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Fund does not intend to hedge its foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

EQUITY SECURITIES
As stated in the Prospectus, the Fund invests primarily in the common stocks of a diversified group of companies that have earnings growth greater than the general market, strong management, and superior industry positions and/or niche products.

CONVERTIBLE AND EXCHANGEABLE SECURITIES
Convertible and exchangeable securities may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. These securities have characteristics similar to both fixed-income and equity securities. A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

OPTIONS AND FUTURES CONTRACTS
The Fund may "write" (sell) covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph and in the Fund's investment restrictions set forth in this Statement of Additional Information. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Fund may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Fund may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A "covered" call option is a call option written by the Fund with respect to a security owned by the Fund. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right or obligation to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund may invest in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Investment Manager. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted or listed option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

To enter into a futures contract, the Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a portfolio's investments (held or intended for purchase) being hedged and movements in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements.

Successful use of options and futures by the Fund is subject to the Investment Manager's ability correctly to predict the direction of movements in the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it, and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In some circumstances, the Fund may realize a lower return or a greater loss than if the hedging transaction had not been entered into at all. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in the pricing of futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.


The Trust, on behalf of the Fund, intends to file with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation, before engaging in any purchases or sales of commodity futures contracts or commodity options contracts. Therefore, the Fund will not be subject to registration or regulation as a commodity pool operator.


ILLIQUID SECURITIES
The Fund will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Investment Manager will monitor the liquidity of such restricted securities under the supervision of the Board.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act Commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in commercial paper, thus providing liquidity. The Fund believes that commercial paper and certain other restricted securities that meet the criteria for liquidity established by the Board, as contemplated by SEC Rule 144A, are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board, including commercial paper and other securities, as determined by the Investment Manager, as liquid and not subject to the investment limitations applicable to illiquid securities.

Rule 144A adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to a restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The institutional market for certain restricted securities such as institutional commercial paper and debt securities of large-capitalization foreign issuers has continued to expand as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

WARRANTS
The Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES
The Fund may utilize up to 5% of its total assets to purchase securities on a "when-issued" basis, which normally settle within 30 to 45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Investment Manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued basis, the yields obtained may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the Fund agrees to purchase when-issued securities, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations or other liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

OTHER INVESTMENT COMPANIES
The Fund may also invest up to 10% of its total assets in the securities of other investment companies, including closed-end investment companies, in accord with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of these companies, including advisory fees, as such expenses may reduce investment return.


The Fund also may invest in another type of investment company called an exchange-traded fund ("ETF"), including SPDRs (Standard and Poor's Depositary Receipts) and HOLDRs (Holding Company Depositary Receipts). ETFs are a recently developed type of investment security, representing an interest in a passively managed portfolio of securities selected to replicate a securities index, such as the S&P 500 Index or the Dow Jones Industrial Average, or to represent exposure to a particular industry or sector. Unlike open-end mutual funds, the shares of ETFs and closed-end investment companies are not purchased and redeemed by investors directly with the fund, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF and closed-end fund shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. As a relatively new type of security, the trading characteristics of ETFs may not yet be fully developed or understood by potential investors. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs that are not incurred in connection with investments in open-end mutual funds.


LENDING OF PORTFOLIO SECURITIES

In order to generate income, the Fund may lend portfolio securities on a short-term or a long-term basis, up to one-third of the value of its total assets, to broker-dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Investment Manager for the Fund has determined are creditworthy under guidelines established by the Board, and will receive collateral in the form of cash (which may be invested in accord with the Fund's investment program) or U.S. Government securities, equal to at least 100% of the value of the securities loaned at all times. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund also may receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Fund will retain the right to call, upon notice, the securities lent in order to exercise voting rights or for any other reason. The principal risk of lending portfolio securities is the potential insolvency of the broker-dealer or other borrower. There may be delays in recovery, or even loss of rights in the collateral, should the borrower fail financially. The Investment Manager reviews the creditworthiness of the entities to which loans are made to evaluate those risks.


CERTAIN POLICIES TO REDUCE RISK
The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. The Fund will (i) not purchase the securities of any company if, as a result, the Fund's holdings of that issue would amount to more than 5% of the value of the Fund's total assets, or more than 25% of the value of total assets would be invested in any one industry; and (ii) not borrow money except for temporary purposes and then only in amounts not exceeding 15% of the value of its total assets. The Fund will not borrow in order to increase income, but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Limitation (i) does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities or instruments secured by such obligations such as repurchase agreements, or to cash or cash items. These investment policies are deemed fundamental and may be changed only by approval of the Fund's shareholders.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets.

In addition, it is a fundamental investment policy that the Fund may invest no more than 20% of its total assets in securities of foreign issuers. The Fund adheres to certain other fundamental investment policies, which are set forth in this Statement of Additional Information.


The Fund's fundamental investment policies and restrictions may be changed only with the consent of a "majority of the outstanding voting securities" of the Fund. The 1940 Act defines the term "majority of the outstanding voting shares" to mean the lesser of (i) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except for those investment policies and restrictions specifically deemed fundamental as set forth in this Statement of Additional Information, the investment policies and restrictions described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Fund has adopted the following Portfolio Holdings Disclosure Policies and Procedures to govern the disclosure of the portfolio holdings of the Fund.

POLICY: Information about the Fund's portfolio securities may be made publicly available on the Fund's website on a monthly or other periodic basis in accordance with applicable laws and regulations.

Portfolio holdings information may be made available on an ongoing basis to the Fund's service providers (including any investment adviser, administrator, custodian, principal underwriter or transfer agent that has entered into a written agreement with the Fund), provided that such information is made available for use by the service provider in the performance of its services to the Fund on a confidential basis, unless the information is publicly available.

Portfolio holdings information may be made available to investors upon request, provided that the information is publicly available.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to brokers-dealers and other financial intermediaries for analytical, comparative and other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

Portfolio holdings information may be disclosed on a monthly or other periodic basis to rating and ranking organizations, such as Lipper and Morningstar, to obtain a rating or ranking or for analytical, comparative or other legitimate business purposes, provided that the information is publicly available and the arrangement is approved in writing by an officer of the Trust.

With respect to any arrangement to make available information about the Fund's portfolio securities, such information is considered "publicly available" (i) if, not later than the time that the Fund makes the information available to any person pursuant to the arrangement, the Fund discloses the information in a publicly available filing with the SEC that is required to include the information, or (ii) if applicable, the Fund makes the information available to any person pursuant to the arrangement no earlier than the day next following the day on which the Fund makes the information available on its website in the manner specified in its current prospectus.

Notwithstanding the foregoing, portfolio holdings information may be made available to selected third parties, provided that the disclosure is made for a legitimate business purpose, the information is subject to a written confidentiality agreement and such other conditions or restrictions as may be appropriate (E.G., an appropriate lag period), and the disclosure is approved in writing by an officer of the Trust.

Neither the Fund's investment adviser nor any other party may receive any compensation or other consideration in connection with an arrangement to make available information about the Fund's portfolio securities. The Fund may receive compensation or other consideration in connection with such an arrangement, subject to approval by the Trust's Board.

These policies and procedures do not apply with respect to portfolio holdings information requested by a regulatory or governmental entity.

PROCEDURES: The Chief Compliance Officer periodically reviews any ongoing arrangements to make available information about the Fund's portfolio securities to ensure compliance with these policies and procedures. The Fund's investment adviser regularly reports to the Board regarding the recipients of portfolio holdings information.

Any person who approves any arrangement to make or otherwise makes available information about the Fund's portfolio securities must promptly report the arrangement or disclosure to the Chief Compliance Officer, which report must be in writing and include the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.

The Chief Compliance Officer or a designee must maintain a record of all persons who receive information about the Fund's portfolio securities, including the identity of the recipient, the nature of the information disclosed, the frequency of the disclosure, and the material terms and conditions upon which the disclosure is made.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES
The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board is not involved in the day-to-day operations of the Trust, the Board has the responsibility for establishing broad operating policies and supervising the overall performance of the Trust.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and officers of the Trust, including their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.



---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
            (1)                   (2)            (3)               (4)                (5)                   (6)
                              POSITION(S)   LHGF TRUSTEE/       PRINCIPAL            # OF       OTHER DIRECTORSHIPS HELD BY
  NAME, ADDRESS, AND AGE       HELD WITH       OFFICER        OCCUPATION(S)       PORTFOLIOS              TRUSTEE
                                 FUND          SINCE*        DURING LAST FIVE       IN FUND
                                                                  YEARS             COMPLEX
                                                                                  OVERSEEN BY
                                                                                    TRUSTEE
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Disinterested Trustees

---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

James H. Lowry               Independent    November 2002  Senior Vice                 1                    None
One North Wacker Drive,      Trustee                       President, The
Suite 700, Chicago,                                        Boston Consulting
Illinois  60606                                            Group
Age 66
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
Carla S. Carstens            Independent    December       President                   1                    None
One North Wacker Drive,      Trustee        2004           Carstens Associates
Suite 700,                                                 (Management
Chicago, IL 60606                                          Consulting)
Age 55                                                     Merger Integration
                                                           Mgr, BP, Ltd.
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
JoAnn Sannasardo Lilek       Independent    December 2004  CFO, DSC Logistics,
One North Wacker             Trustee and                   EVP, Office of the          1                    None
Drive, Suite 700             Chair of the                  Chairman, ABN Amro
Chicago, IL 60606            Board                         North America
Age 49

---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

============================

---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Interested Trustees
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Louis A. Holland             Trustee and    April 1996     Managing Partner            1        Board of Directors of the
One North Wacker Drive,      President                     and  Chief                           Packaging Corporation of
Suite 700, Chicago,                                        Investment Officer,                  America, Mason Street
Illinois 60606                                             Holland Capital                      Funds, Inc./Northwestern
Age 64                                                     Management, LP                       Mutual Series Fund, Inc.,
                                                                                                and AmerUs Group Co.


---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Officers
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Laura J. Janus               Treasurer      April 1996     Partner and                N/A                   None
One North Wacker Drive,                                    Portfolio Manager,
Suite 700, Chicago,                                        Holland Capital
Illinois 60606                                             Management, LP
Age 58


---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Monica L. Walker             Secretary      April 1996     Partner and                N/A                   None
One North Wacker Drive,                                    Portfolio
Suite 700, Chicago,                                        Manger, Holland
Illinois 60606                                             Capital Management,
Age 47                                                     LP


---------------------------- -------------- -------------- --------------------- -------------- -----------------------------
---------------------------- -------------- -------------- --------------------- -------------- -----------------------------

Susan M. Chamberlain         Chief          October 2004   Chief Compliance           N/A                   None
One North Wacker Drive,      Compliance                    Officer for the
Suite 700,                   Officer                       Fund and Holland
Chicago, IL 60606                                          Capital Management,
Age 62                                                     L.P.  Previously
                                                           Chief Operating
                                                           Officer and Chief
                                                           Compliance Officer,
                                                           Quantlab Capital
                                                           Management, Chief
                                                           Operating Officer
                                                           Columbine Capital
                                                           Services, Inc.

---------------------------- -------------- -------------- --------------------- -------------- -----------------------------


*Each Trustee and officer of the Fund is elected to serve for an indefinite term, until his or her death, resignation or removal from office.


Mr. Holland, Ms. Walker and Ms. Janus each is an "interested person" of the Fund because of his or her employment by and ownership interest in Holland Capital Management, L.P., the Investment Manager and Distributor of the Fund.

As used in the foregoing table, and in several other tables that follow in this SAI, the term "Fund Complex" is defined by the SEC to include two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or investment advisers that are affiliated with one another. As applied to the Trust, the term "Fund Complex" includes only the Fund.

COMMITTEES OF THE BOARD OF TRUSTEES

The duties of the committee and present membership are as follows:


AUDIT COMMITTEE: The Audit Committee has responsibility for overseeing the Trust's accounting policies and procedures and other areas relating to the Trust's auditing processes. The Audit Committee recommends the selection of the Trust's independent public accountants, approves the terms of their engagement and compensation, and meets with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Fund and such other matters as the Audit Committee members may deem appropriate or desirable. Mr. Lowry, Ms. Carstens, and Ms. Lilek, each of whom is a disinterested Trustee, are the members of the Audit Committee. During the Trust's fiscal year ended December 31, 2005, the Audit Committee held two meetings.

NOMINATING COMMITTEE: The Committee makes nominations for independent Trustee membership on the Board of Trustees. Mr. Lowry, Ms. Lilek, and Ms. Carstens, each of whom is a disinterested Trustee, are members of the Nominating Committee. The Nominating Committee held no meetings during the Trust's last fiscal year. The Committee will consider independent Trustee candidates recommended by Fund shareholders. The names of such candidates should be submitted to the Chairperson of the Committee in writing at One N. Wacker Drive, Suite 700, Chicago, IL 60606 for communications with the independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust.


CERTAIN  POSITIONS,  RELATIONSHIPS  AND  OWNERSHIP  INTERESTS  OF  DISINTERESTED
TRUSTEES

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, holds or has held within the two previous calendar years any position, including as an officer, employee, director, or general partner, with any of: (i) the Fund; (ii) a registered or unregistered investment company having the same investment adviser or principal underwriter as the Fund, or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund; (iii) an investment adviser, principal underwriter or affiliate person of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owns beneficially or of record any security in: (i) the investment adviser or principal underwriter of the Fund; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

OWNERSHIP BY TRUSTEES OF EQUITY SECURITIES OF THE FUND


As of December 31, 2005, the Trustees of the Trust owned the following amounts of equity securities in the Fund:



    ------------------------------ ----------------------------- ---------------------------------------------------------
                 (1)                           (2)                                         (3)
                                      DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
           NAME OF TRUSTEE            SECURITIES IN THE FUND      REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
                                                                              FAMILY OF INVESTMENT COMPANIES

    ------------------------------ ----------------------------- ---------------------------------------------------------
    James H. Lowry                             -0-                                         -0-
    ------------------------------ ----------------------------- ---------------------------------------------------------

    Carla S. Carstens                   $10,001 - $50,000                           $10,001 - $50,000

    ------------------------------ ----------------------------- ---------------------------------------------------------

    Robert  Steiner (1)                        -0-                                         -0-

    ------------------------------ ----------------------------- ---------------------------------------------------------

    JoAnn Sannasardo Lilek              $10,001 - $50,000                           $10,001 - $50,000

    ------------------------------ ----------------------------- ---------------------------------------------------------

    Louis A. Holland                      over $100,000                               over $100,000

    ------------------------------ ----------------------------- ---------------------------------------------------------


(1) Resigned from the Board of Trustees on March 3, 2006.


None of the disinterested Trustees nor any member of his or her family owns any security of the Investment Manager, Distributor, or any other affiliated person of the Trust.

TRUSTEE COMPENSATION


The following table describes the compensation provided by the Trust for the fiscal year ended December 31, 2005:


    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
              (1)                  (2)                   (3)                       (4)                      (5)

        NAME OF PERSON,         AGGREGATE         PENSION RETIREMENT        ESTIMATED BENEFITS    TOTAL COMPENSATION FROM
           POSITION           COMPENSATION     BENEFITS ACCRUED AS PART     UPON RETIREMENT OF       THE TRUST PAID TO
                                FROM FUND         OF FUNDS EXPENSES           TRUST EXPENSES              TRUSTEES

    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
    ------------------------ ---------------- --------------------------- ----------------------- -------------------------
    James H. Lowry

    Trustee and Member of        $10,000                 -0-                       -0-                    $10,000
    Audit Committee

    ========================
    Carla S. Carstens,

    Trustee and Member of        $12,000                 -0-                       -0-                    $12,000
    Audit Committee

    ========================
    JoAnn Sannasardo Lilek

    Trustee and Member           $12,000                 -0-                       -0-                    $12,000
    of Audit Committee

    ========================

    Robert Steiner (1)           $12,000                 -0-                       -0-                    $12,000
    Trustee and Member
    of Audit Committee

    ========================
    Louis A. Holland
    Trustee and                    -0-                   -0-                       -0-                      -0-
    President
    ------------------------ ---------------- --------------------------- ----------------------- -------------------------


(1) Resigned from the Board of Trustees on March 3, 2006.


Trustees who are interested persons of the Trust, as that term is defined by the 1940 Act, do not receive compensation from the Trust. Each disinterested Trustee receives a fee per Board of Trustee meeting attended, per Audit Committee meeting attended and per Nominating Committee meeting attended. The Trust has not adopted any pension or retirement plan that would provide benefits to Trustees upon retirement from service on the Board of Trustees.

PRINCIPAL HOLDERS OF SECURITIES


The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of the Fund's shares as of April 3, 2006 are listed below:

Name                         Address                                 Percentage
VALIC Separate Account A     2919 Allen Pkwy # L7-01                   89.35%
                             Houston, TX 77019-2142

Shares are sold only to VALIC Separate Account A in connection with certain variable insurance contracts. Pursuant to Securities and Exchange Commission requirements, owners of those contracts have pass-thru voting privileges with regard to Fund matters; notwithstanding that the contract owners do not own the Fund shares. Thus, VALIC does not have voting powers with regard to Fund matters.


As of April 3, 2006, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding voting securities.


INVESTMENT MANAGEMENT AND OTHER SERVICES

THE INVESTMENT MANAGER
Holland Capital Management, L.P., One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as Investment Manager of the Trust pursuant to an Investment Management and Administration Agreement that has been approved by the Board, including a majority of independent Trustees.

The Investment Manager is a Delaware limited partnership, the general partner of which is Holland Capital Management, Inc., and the limited partners of which are Louis A. Holland, Laura J. Janus, Monica L. Walker, Catherine E. Lavery, and HCM Investments, Inc., a Delaware corporation. The general partner is an Illinois corporation that is wholly owned and controlled by Mr. Holland, who also is the majority owner and controlling person of HCM Investments, Inc. Ms. Janus, Ms. Walker and Ms. Lavery each is an executive of the Investment Manager, and together own a minority of the limited partnership interests in the Investment Manager, directly and indirectly through minority interests in HCM Investments, Inc. Ms. Janus and Ms. Walker are officers of the Trust. Mr. Holland owns a majority of the limited partnership interests in the Investment Manager, directly and indirectly through his majority ownership of HCM Investments, Inc. Mr. Holland is the managing partner and chief investment officer of the Investment Manager and is a trustee of the Trust.


The Investment Advisory and Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the of the outstanding voting securities of the Fund, upon 60 days' notice to the Investment Manager, or by the Investment Manager upon 60 days' notice to the Trust.

Investment management fees are paid to the Investment Manager monthly at the following annualized rates based on a percentage of the average daily net assets of the Fund: 0.85% of average daily net assets up to $500 million, 0.75% of average daily net assets up to the next $500 million, and 0.65% of average daily net assets in excess of $1 billion. The Investment Manager has contractually agreed to waive its management fee and reimburse expenses in an amount that limits total annual operating expenses of the Fund to not more than 1.35% of the Fund's average daily net assets. The investment management fees paid to the Investment Manager during the past three fiscal years are as follows:



      ---------------------------- ------------------------- -------------------------- -------------------------

          Fiscal Year Ending        Investment Management      Investment Management     Investment Management
              December 31             Fee Before Waiver             Fee Waived            Fee Paid to Adviser

      ---------------------------- ------------------------- -------------------------- -------------------------

                 2005                      $346,894                  $121,855                   $225,039

      ---------------------------- ------------------------- -------------------------- -------------------------

                 2004                      $303,698                  $189,252                   $114,446

      ---------------------------- ------------------------- -------------------------- -------------------------

                 2003                      $205,568                   $81,256                   $124,312

      ---------------------------- ------------------------- -------------------------- -------------------------

In addition to the duties set forth in the Prospectus, the Investment Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (iv) obtain and evaluate business and financial information in connection with the exercise of its duties.

The Investment Manager will also furnish to or place at the disposal of the Trust such information and reports as requested by or as the Investment Manager believes would be helpful to the Trust. The Investment Manager has agreed to permit individuals who are among its officers or employees to serve as Trustees, officers, and members of any committee or advisory board of the Trust without cost to the Trust. The Investment Manager has agreed to pay all salaries, expenses, and fees of any Trustees or officers of the Trust who are affiliated with the Investment Manager.

CODE OF ETHICS

The Trust adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Trust ("Access Persons"). The Investment Manager has included similar provisions in its Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes require all Access Persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. The Codes also contain other restrictions applicable to specified types of transactions. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Any material violation of the Codes relating to the Trust is reported to the Board of the Trust. The Board also reviews the administration of the Codes on an annual basis.


PROXY VOTING POLICIES AND PROCEDURES
The Fund uses the proxy voting policies and procedures of the Investment Manager to determine how to vote proxies relating to portfolio securities, and has delegated all proxy voting decisions to the Investment Manager. A copy of the Investment Manager's proxy voting policies and procedures is included in the Appendix B to this Statement of Additional Information. Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.hollandcap.com and on the SEC's website at www.sec.gov.

THE DISTRIBUTOR AND DISTRIBUTION SERVICES
The Investment Manager serves as the principal underwriter and distributor (the "Distributor") of the shares of the Fund, which are offered on a continuous basis, pursuant to a Distribution Agreement between the Distributor and the Trust. Please refer to the description above of the ownership and control of the Investment Manager by persons who are affiliated persons of the Trust.

The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services. The Trust has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act, but reserves the right to do so with respect to the Fund, any future series of shares or any future classes of shares of any series. No compensation was paid to the Distributor for distribution services for the year ended December 31, 2005.

Holland Capital Management, L.P., as Investment Manager and Distributor, may provide direct or indirect compensation to financial services firms, at its own expense, in connection with the promotion by such firms of the Fund and the sale of shares of the Fund, and for services provided to shareholders of the Fund by such firms. Direct compensation may include payments of finder's fees and asset retention fees and, in the case of financial intermediaries that invest in the Fund through omnibus accounts representing the interests of multiple investors, payments to the intermediary to defray the intermediary's administrative and service expenses. Indirect compensation may include financial assistance in developing sales programs and marketing literature, or payment or reimbursement of expenses of financial services firms' sales seminars, sales training activities and other financial services firm events or activities.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to written agreements with the Trust, U.S. Bank, NA serves as custodian, and U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Trust. The principal business address of U.S. Bank, N.A. is 425 Walnut Street, Cincinnati, OH 45202. The principal business address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, WI 53201-0701. The fees and certain expenses of U.S. Bank, NA and U.S. Bancorp Fund Services, LLC for providing these services are paid by the Trust.


ADMINISTRATOR

Effective March 1, 2006, Jackson Fund Services ("JFS"), the principal business address of which is 225 West Wacker Drive, Chicago, IL 60606, provides mutual fund accounting, administrative, recordkeeping, tax-related and other reporting services for the Trust pursuant to a written agreement between the Trust and JFS. For the period from March 1, 2003 to February 28, 2006, Fiduciary Management, Inc. served as the Fund's Administrator. Prior to March 1, 2003, another Administrator provided these services. The fees and certain expenses of the Administrator for providing these services are paid by the Trust. Fees paid to the Administrator were $76,510, $69,128 and $57,428 for services for the fiscal years ended December 31, 2005, 2004 and 2003, respectively.


PORTFOLIO MANAGERS


The following table lists the number and types of other accounts advised by Holland Capital Management, L.P. managers and assets under management in those accounts as of December 31, 2005:

Louis A. Holland                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   3                     $143,000,000

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   55                   $1,756,309,053
                                                                           2*                    $ 720,650,373

                                                                 -----------------------    ------------------------


Monica L. Walker                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   3                     $143,000,000

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   55                   $1,756,309,053
                                                                           2*                    $ 720,650,373

                                                                 -----------------------    ------------------------


Laura J. Janus                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                      $40,000,000

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   21                    $443,900,000

                                                                 -----------------------    ------------------------



*These accounts earn performance-based fees.


POTENTIAL CONFLICTS OF INTEREST BETWEEN THE FUND AND OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Portfolio managers at Holland Capital Management, L.P. manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.


In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund's Portfolio Managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the Portfolio Managers' management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other, where the other accounts have higher or performance-based fee arrangements.


The Investment Manager has a fiduciary responsibility to treat all clients fairly. The Investment Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Investment Manager monitors a variety of areas, including compliance with the account's guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION OF HOLLAND CAPITAL MANAGEMENT, L.P. PORTFOLIO MANAGERS As of December 31, 2005

PORTFOLIO MANAGERS WHO ARE PARTNERS/OWNERS OF THE FIRM: Louis Holland, Monica Walker and Laura Janus are all partners of the firm. The compensation package for portfolio managers who are partners/owners of the firm consists of two components: base salary and annual bonus. The base salary is based on years of experience in the industry as well as competitive market factors and reflects a portfolio manager's contribution to the firm's success as well as his or her contribution and participation as a partner/owner of the firm.

Because the portfolio manager is also a partner/owner of the firm, a portion of the portfolio manager's overall compensation may include annual cash bonuses dependent upon the overall performance of the firm, as determined by the firm's partners and as measured by pre-tax portfolio results relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. The benchmarks are the S&P 500 Index, the Russell 1000 Growth Index and the Russell Midcap Index for the firm's equity products and the Lehman Aggregate and Lehman Government/Credit Intermediate for the fixed income products. Portfolio managers who are also partners/owners receive partnership income based upon the overall financial performance of the firm commensurate with their limited partnership interest.



EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGERS OF HOLLAND CAPITAL MANAGEMENT, L.P. The dollar range of equity securities beneficially owned by Portfolio Managers in the Fund are as follows for the fiscal year ended December 31, 2005:


--------------------------------------- ---------------------------------------- -------------------------------------
                                                         FUND                    DOLLAR RANGE OF EQUITY SECURITIES

PORTFOLIO MANAGER                                                                BENEFICIALLY OWNED
--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

Louis A. Holland                        Lou Holland Growth Fund                  $100,001-$125,000

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

Monica L. Walker                        Lou Holland Growth Fund                  $10,001- $50,000

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

Laura J. Janus                          Lou Holland Growth Fund                  $10,001- $50,000

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------


BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board, the Investment Manager is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

The purchase or sale of debt securities and equities traded in the "over-the-counter" markets usually is effected on a principal basis directly with issuers or with securities dealers. In general, the price paid or received in such transactions is on a "net" basis which does not include any explicit "commission," but which does include the dealer's "mark up" or "mark down." However, some securities dealers execute transactions in "over-the-counter" equities on an explicit fee basis, similar to agency transactions in exchange-traded equities, and the Investment Manager may choose to effect transactions in over-the-counter equities with such dealers on that basis, rather than on a "net" basis. Debt securities also may be purchased in underwritten offerings, which generally include a specific amount of compensation to the underwriters, usually referred to as an underwriting "discount" or selling concession.


In selecting brokers and dealers to effect transactions for the accounts of the Fund, the Investment Manager's primary consideration is to seek to obtain the execution of client transactions at the most favorable overall price and in the most effective manner ("best execution"). The Investment Manager's trading personnel consider a number of factors, including research services, if any, provided by the broker to the Investment Manager; the price of the security to be traded; expertise in the particular type of security or transaction, access to relevant markets, size or value of the order and the liquidity of the security to be purchased or sold, prior experience of the Investment Manager with the broker or dealer, clearance and settlement capabilities, and commission to be charged, if any. After consideration of these factors, the Investment Manager's trading personnel may choose, subject to the Investment Manager's policy of seeking best execution, a broker or dealer which charges a commission or mark-up or mark-down in excess of that which might have been charged by another broker or dealer for execution of the same transaction.


The Investment Manager's Investment Policy Committee ("IPC") with advice, assistance and information from trading desk personnel, has established procedures whereby it monitors and periodically evaluates the cost and quality of execution services provided by brokers selected by the Investment Manager to execute transactions for the accounts of the Fund and other investment advisory clients. Pursuant to those procedures, the IPC also monitors trading technologies and market developments which might affect the Investment Manager's selection of brokers, dealers and markets to execute transactions for the Fund and other clients, and approves and monitors soft dollar arrangements regarding investment research and related services provided by brokers to the Investment Manager.

With respect to research services, the IPC meets periodically, generally at least quarterly, to establish and review the allocation of commissions paid for the execution of the Fund's and other clients' transactions to brokers that provide research services to the Investment Manager, and to "rank" brokers based on the value of the research services they provide. These rankings are used as one factor in the Investment Manager's selection of brokers to effect transactions for the Fund and other client accounts.


The Investment Manager receives from brokers a wide variety of investment research information and services, including written and oral reports and analyses from brokerage firm analysts on companies, industries or market segments; compilations of company or security data; market information and quotation equipment and data services, including related software; attendance at conferences and seminars on investment topics, and portfolio analysis software, data and reports. Certain of these research services are proprietary to the broker that provides them, while others, such as Baseline, Ned Davis Research, ISI Group, Russell/Mellon US Equity Profile Report, , and Performance Attribution, S&P GICS Direct and Survey Reports, Bloomberg, and Interactive Data's Bond Edge service are produced by third parties but provided to the Investment Manager by a broker. Where a service is produced by a third party but provided to the Investment Manager by a broker, the broker generally requests of the Investment Manager a specific dollar amount of commissions in respect of such research service. Third party services also generally may be purchased for cash directly from the third parties that produce them. There generally is no specific dollar amount of commissions associated with the provision by brokers of proprietary research information and services. The Investment Manager endeavors to direct to brokers that provide it with either proprietary or third party research services commissions in amounts sufficient to ensure continued receipt of services the Investment Manager believes to be of value in making investment decisions for advisory clients, including the Fund. Research services provided to the Investment Manager by brokers to which the Investment Manager directs Fund and other client commissions may be used by the Investment Manager in making investment decisions for any or all of its client accounts, including the Fund, and the use of a particular service by the Investment Manager is not limited to, and may not be used at all in making decisions for, the accounts of the Fund or other clients whose transactions are directed to the broker providing the research service.

Some third party services, including specifically the Russell/Mellon US Equity Profile Report noted above, are used by the Investment Manager both for investment research purposes and for non-research purposes such as presentations to prospective clients or reports to existing clients on their portfolios. Where the Investment Manager uses such a service both for research and for non-research purposes, it makes a good faith allocation of the cost of such service between the research and non-research uses of the service. The portion of the cost allocable to non-research use of the service is paid by the Investment Manager, while the portion allocable to investment research use may be paid by the direction of commissions on Fund and other advisory client transactions to the broker providing the service.


The Investment Manager is subject to a conflict of interest in allocating commissions paid by the Fund and other clients on transactions for their accounts to brokers that provide research services to it, in that such arrangements result in the provision to the Investment Manager of services for which it might otherwise be obliged to pay from its own funds. The Investment Manager believes this conflict of interest is mitigated by its policy of seeking "best execution" of client transactions. The Investment Manager is subject to a further conflict of interest in allocating the cost of services that have both research and non-research uses, which it endeavors to resolve through making such allocations in good faith.

The Investment Manager currently provides investment advice to other entities and advisory accounts that have investment programs and an investment objective similar to the Fund. Accordingly, occasions may arise when the Investment Manager may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objective and programs of the Fund, and other accounts. On those occasions, the Investment Manager will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Investment Manager will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Fund.

The Investment Manager is a registered broker-dealer, and may act as broker for the Fund, in conformity with the securities laws and rules thereunder. In order for the Investment Manager to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions received by the Investment Manager must be reasonable and fair compared to the commission paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Investment Manager to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Board has adopted procedures for evaluating the reasonableness of commissions, if any, paid to the Investment Manager, and periodically will review those procedures and the amount of commissions actually paid to the Investment Manager, if any. The Investment Manager does not act as principal in effecting any portfolio transactions for the Fund or the accounts of other advisory clients.


For the fiscal years ended December 31, 2003, 2004 and 2005, total brokerage commissions paid by the Fund were $26,814, $22,886 and $10,555, respectively. No brokerage commissions were paid by the Fund during its last three fiscal years to the Investment Manager, nor to any broker-dealer that is an affiliated person of the Fund, the Investment Manager or Distributor.

Pursuant to the policies and procedures described above regarding the consideration of research services provided to the Investment Manager as a factor in the selection of brokers and dealers to execute transactions for the account of the Fund, during the fiscal year of the Fund ended December 31, 2005, the Investment Manager did not direct any commissions to brokers that provided it with investment research.


The Fund did not own or acquire during its most recent fiscal year any security of its regular broker-dealers or their respective parent companies.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of the Fund are offered to the public for purchase directly through the Distributor. The offering and redemption price of the shares of the Fund are based upon the Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Fund. See "Determination of Net Asset Value" below. The Trust intends to pay all redemptions of the shares of the Fund in cash. However, the Trust may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which the Fund will be committed to pay in cash to any shareholder of record of the Fund, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not intend in general to make redemptions-in-kind but reserves the tight to do so.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Fund may only be suspended (i) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading. The Exchange is open Monday through Friday except on national holidays. The assets of the Fund are valued as follows:
Equity assets are valued based on market quotations, or if market quotations are not available, by a method that the Board believes accurately reflects fair value.

All money market instruments held by the Fund are valued on an amortized cost basis. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.


Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at prices obtained from an independent pricing service. Where such prices are not available or do not reflect the value of a security, valuations may be obtained from secondary pricing services, brokers who are market makers for such securities, and in certain circumstances, securities may be "fair valued". Where the Fund's Administrator, JFS, has determined that a market quotation is not available as to a security held by the Trust, or is not reflective of the value of such security because of the occurrence of a "significant event" or otherwise, JFS shall determine the fair value of such security pursuant to the Trust's "Pricing Procedures and Fair Value Determination Guidelines". In general, the fair value of a security shall be the amount the Trust might reasonably expect to receive upon its current sale. JFS consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. No single standard for determining a fair value may be used, because fair value depends upon the circumstances of each individual security. The Trust's Board reviews fair value determinations.

Securities traded in foreign markets usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern Time. Most foreign markets close at least several hours before that time, and foreign markets sometimes are closed for holidays or other reasons on days on which the Exchange is open. Normally, developments that could affect the values of foreign securities held by the Fund that occur between the close of trading on the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the Fund's net asset value, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern Time.


Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued in good faith by the Board using its best judgment.

TAXES

The Trust intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, it will not be subject to federal income tax on any income and capital gains distributed to its shareholders. Under Subchapter M of the Code, the Trust must satisfy certain requirements regarding the character of investments in the Trust, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of the Trust for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.


In addition, the Trust must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Trust intends to make the required distributions, but cannot guarantee that it will do so. Dividends attributable to the Trust's ordinary income are taxable as such to shareholders in the year in which they are received.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the Fund for more than 45 days and the Trust retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gains reflects the Trust's excess of net long-term gains over its net short-term losses. The Trust must designate income dividends and distributions of capital gains and must notify shareholders of these designations within sixty days after the close of the Trust's taxable year. A corporate shareholder of the Trust cannot use a dividends-received deduction for distributions of capital gains.


If, in any taxable year, the Trust should not qualify as a RIC under the Code:
(i) the Trust would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Trust's distributions to the extent made out of the Trust's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If the Trust purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Trust to its shareholders. Additional charges in the nature of interest may be imposed on either the Trust or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Trust were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Trust might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Trust, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

ORGANIZATION OF THE TRUST

Each share of the Fund is entitled to one vote on all matters submitted to a vote of shareholders of the Fund. Fractional shares, when issued, have the same rights, proportionately, as full shares. All shares are fully paid and non-assessable when issued and have no preemptive, conversion or cumulative voting rights.

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) electing the initial Board; (ii) approving certain agreements as required by the 1940 Act; (iii) changing the fundamental investment objective, policies, and restrictions of the Fund; and (iv) filling vacancies on the Board in the event that less than a two-thirds majority of the Trustees were elected by shareholders. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.


PERFORMANCE INFORMATION ABOUT THE FUND


TOTAL RETURN CALCULATIONS
The Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the current net asset value of the Fund, and assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

The Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1 Where:

         C = Cumulative Total Return
         P = a hypothetical initial investment of $1,000

         ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Based on the foregoing, the average annual total return for the Fund for the year ended December 31, 2005, was -0.80%, the average annual return for the five years ended December 31, 2005, was 0.96% and the average annual total return for the Fund since inception on April 29, 1996 was 8.46%.


The Fund, from time to time, also may advertise its average annual total return, after taxes on distributions, or after taxes on distributions and redemptions. The first figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The average annual total return after taxes on distributions is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVD

Where :

          P = a hypothetical initial investment of $1,000

          T = average annual total return (after taxes on distributions)

          n = number of years

          ATVD = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The second figure is calculated by assuming the reinvestment of all dividends and capital gains distributions, less the amount of any taxes due on such distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date, and by assuming complete redemption at the end of the period. The redemption proceeds are adjusted by subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. The amount and character (e.g., short term or long term) of capital gain or loss is separately determined for the initial investment and each subsequent assumed purchase through reinvestment of dividends and distributions. The average annual total return after taxes on distributions and redemption is determined by finding the average annual compound rate of return that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVDR

Where :

         P = a hypothetical initial investment of $1,000
         T = average annual total return (after taxes on distributions and redemption)
         n = number of years
         ATVDR = redeemable value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.


Based upon the foregoing, the average annual total return for the Fund, after taxes on Fund distributions but not after taxes on redemption, for the one and five year periods ended December 31, 2005, was -0.88% and 0.64%, respectively; and since inception on April 29, 1996, was 7.99%.

The average annual total return for the Fund, after taxes on Fund distributions and redemption, for the one and five year periods ended December 31, 2005, was -0.42% and 0.73%, respectively; and since inception on April 29, 1996, was 7.32%.

The performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and reimbursements made by the Adviser to keep aggregate annual operating expenses at 1.35% of average daily net assets. An investment in the Fund will fluctuate in value and, at redemption, its value may be more or less than the initial investment.

From time to time, in reports and promotional literature, the performance of the Fund may be compared to: (i) other mutual funds or groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Fund Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (ii) the Consumer Price Index (measure of inflation), which may be used to assess the real rate of return from an investment in the Fund; (iii) other Government statistics such as Gross Domestic Product, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) the Steele Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (v) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the mutual funds it follows and its four star rankings to 22.5% of the mutual funds it follows. Rankings are not absolute or necessarily predictive of future performance.


The Trust may also illustrate the investment returns of the Fund or returns in general by graphs and charts that compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities law applicable to the offer and sale of the shares described in the Prospectus has been provided by Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Suite 400
- East Lobby, Washington, DC 20007, which serves as Special Counsel to the
Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, was engaged to serve as the Fund's independent registered public accounting firm to audit the Fund's financial statements appearing in the Fund's Annual Report for the year ended December 31, 2005.

On March 29, 2006, the Trust's Board of Trustee's, including a majority of the independent Trustees, for routine business reasons selected, subject to their completion of new client procedures and their engagement, a new independent registered public accounting firm, Deloitte and Touche USA, L.L.P., 111 South Wacker Drive, Chicago, IL 60606, to serve as the Fund's independent public accountant after the completion of KPMG's engagement. KPMG's audit reports, which are incorporated herein by reference, contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report on the financial statements.


FINANCIAL STATEMENTS


The financial statements and accompanying notes and the financial highlights appearing in the Fund's Annual Report for the year ended December 31, 2005 are incorporated herein by reference. The financial statements, including the financial highlights contained in the prospectus, have been audited by KPMG LLP, the Fund's independent registered public accounting firm, as stated in their report, and are included herein in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Shareholders may obtain additional copies of the Annual Report free of charge by calling 1-800-295-9779.

                                   APPENDIX A

            DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


1. Leading market positions in well-established industries. High rates of return on funds employed.


2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


     Well-established access to a range of financial market and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Description of Standard & Poor's Corporation's commercial paper ratings:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Fitch Investor's Service, Inc.'s commercial paper ratings:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Duff & Phelps Inc.'s commercial paper ratings:

Duff 1--High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  DESCRIPTION OF CERTAIN CORPORATE BOND RATINGS

Description of Moody's  Investor's Service, Inc.'s Bond Ratings:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Description of Standard & Poor's Corporation's Bond Ratings:

  AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                                   APPENDIX B

                         HOLLAND CAPITAL MANAGEMENT, LP
                      PROXY VOTING POLICIES AND PROCEDURES

                                  April 1, 2006

GENERAL GUIDELINES

The Securities and Exchange Commission ("SEC") has stated that an investment adviser, such as Holland Capital Management, L.P. ("Holland Capital"), is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy the adviser's duty of loyalty, the adviser must cast the proxy votes of securities of its clients over which it exercises proxy voting authority in a manner consistent with the best interest of its clients and must not subrogate client interests to its own.

Pursuant to Investment Advisers Act Rule 206(4)-6, Holland Capital has adopted this Proxy Voting Policies and Procedures to be followed where Holland Capital has the authority to exercise proxies for securities in the accounts of its clients. Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction.

In discharging its duties to vote a client's proxy, Holland Capital is not required to become a shareholder activist, e.g., engaging in soliciting proxies or supporting or opposing matters before shareholders. Rather, Holland Capital is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials distributed in advance of the shareholder meeting. There may be instances where Holland Capital determines that overall it is in the client's best interest if Holland Capital does not exercise the proxy for voting the shares held for the benefit of that client.

ACCOUNTS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITIES ACT OF 1974 ("ERISA")

The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA. With respect to such plans for which Holland Capital serves as an investment manager, Holland Capital will act in a manner consistent with that Interpretive Bulletin. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, Holland Capital will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned Holland Capital's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, Holland Capital will vote the proxies for shares in the plan's accounts managed by Holland Capital in a manner consistent with such policies except to the extent Holland Capital determines that adherence to such policies would violate its fiduciary duties under ERISA.

In all other cases where Holland Capital has been appointed as an investment manager for an ERISA plan, Holland Capital will vote the proxies for shares of stock under Holland Capital's control that are held for such plan in a manner consistent with its fiduciary duties under ERISA and with a view to enhancing the value of the shares of stock, taking into account the period over which Holland Capital expects to hold such shares for the plan. Holland Capital will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

PROXY VOTING COMMITTEe

Holland Capital has established the Investment Policy Committee ("IPC"). The IPC consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who chairs the IPC. The IPC is responsible for implementing these Proxy Voting Policies and Procedures and for periodically reviewing and revising them. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

PROXY VOTING

Holland Capital subscribes to Glass Lewis & Co. ("Glass") an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations, and Institutional Shareholder Services ("ISS"), a record-keeping and vote disclosure service. In determining whether, and, if so, how to vote proxies Holland Capital's IPC considers the Glass recommendations, among other matters.

CONFLICTS OF INTEREST

From time-to-time Holland Capital may have conflicts related to proxy voting. As a matter of policy, Holland Capital's portfolio managers, analysts and other Holland Capital officers, partners, and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

     BUSINESS RELATIONSHIPS. A proxy voting proposal relating to a company or other persons with which Holland Capital, or an affiliate, has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital's relationship with that company. One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

     PERSONAL OR FAMILIAL RELATIONSHIPS. A proxy voting proposal relating to a company or situation where Holland Capital, or an officer, partner, or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the event the IPC, an Analyst, or portfolio manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or portfolio manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or portfolio manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the Analyst or portfolio manager will disclose to the IPC any contact he or she has had with persons outside of Holland Capital regarding the proxy issue. The IPC will review the Analyst's or portfolio manager's voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

GENERAL PROCEDURES

Holland Capital's Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion.

The firm's IPC is responsible for reviewing proxy votes on securities held in advisory clients' accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients' portfolios. Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities. Votes cast for the same security held in multiple advisory clients' accounts will generally be voted the same unless there would be a conflict with the client's goals, objectives, and/or directives. This could result in a different vote cast for the same security held in multiple clients' accounts.

Client Service works with ISS and Glass to ensure that all meeting notices and proxy matters are communicated to the Analysts and portfolio managers for consideration pursuant to these Guidelines. Client Service provides each Analyst and portfolio manager with a weekly report summarizing all upcoming proxy votes in his or her area of research coverage. The Analysts and portfolio managers are provided with copies of the proxy statements.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and Glass. Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company. After detailed analysis, vote recommendations are communicated by the Analyst and/or portfolio manager to the IPC which reviews the final vote decision. Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise. The IPC, and each Analyst and portfolio manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the Analyst and/or portfolio manager will submit a written recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

Holland Capital will attempt to process every proxy vote it receives. There may be instances where Holland Capital may not be given enough time to process a proxy vote. For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

Holland Capital reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital's position.

RECORDKEEPING

Holland Capital retains records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Holland Capital regarding votes cast contrary to the Guidelines. In addition, any document prepared by Holland Capital that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are available on the SEC's EDGAR database. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at Holland Capital's office.

PROXY VOTING DISCLOSURE

Upon receipt of a request from a client, Holland Capital will promptly furnish that client a list of the securities in that client's portfolio for which Holland Capital has exercised a proxy and how Holland Capital exercised such proxy in the annual or special meetings of shareholders during the period that security was in that client's account.

                                      * * *

                                    EXHIBIT A

HOLLAND CAPITAL PROXY VOTING GUIDELINES

The following is a summary of Holland Capital's proxy voting guidelines that set forth what the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of Holland Capital and the client. Holland Capital has engaged Glass Lewis & Co. ("Glass") an unaffiliated proxy voting and research service, to assist in the voting of proxies. Glass makes proxy voting recommendations to Holland Capital based on these Guidelines.

1.   AUDITORS

     Vote FOR proposals to ratify auditors proposed by an audit committee of independent directors, unless any of the following apply:

          An auditor has a financial interest in or association with the company, and is therefore not independent,

          Fees for non-audit services are excessive, including, among others, equal to or greater than the fees for audit services, or

          There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is some other concern regarding the performance of the auditor in carrying out its duties to shareholders.

2.   BOARD OF DIRECTORS

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

In uncontested board elections, Holland Capital will generally vote in favor of management's directors because Holland Capital believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board and committee meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Glass' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Glass.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights, except where the increase is combined with increases for the other classes of stock and is done on a proportional basis.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     It is intended for financing purposes with minimal or no dilution to current shareholders; and

     It is not designed to preserve the voting power of an insider or significant shareholder.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans shall be determined on a CASE-BY-CASE basis. Glass' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE- BY-CASE basis including, but not limited to:

         Rationale for the repricing
         Value-for-value exchange
         Exercise price
         Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis by reviewing whether or not the specific components of the plan are reasonable and whether the company's use of equity in its compensation plans generally is reasonable when compared with peers and when compared with the performance of the business.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, IPC will vote on a CASE-BY-CASE basis. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

                                      * * *

PART C.           OTHER INFORMATION

Item 23.          Exhibits

(a)(1) Certificate of Trust and Agreement and Declaration of Trust of The Holland Trust.(1)

(a)(2) Certificate of Amendment of the Certificate of Trust and Revised Agreement and Declaration of Trust of The Lou Holland Trust.(2)

(b)  Revised By-Laws of The Lou Holland Trust as Amended and Restated.(9)

(c)  Specimen Certificate of Share of the Growth Fund.(2)

(d) Investment Management and Administration Agreement by and between The Holland Trust and Holland Capital Management.(3)

(e)  Distribution  Agreement  between  the  Holland  Trust and HCM  Investments,
     Inc.(3)

(f)  Not applicable.

(g)(1) Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A.(8)

(g)(1)(a) Amendment to the Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A.(9)

(h)(1) Transfer Agent Servicing Agreement between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.(8)

(h)(1)(a) Amendment to the Transfer Agent Servicing Agreement between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.(9)

(h)(2) Fund Accounting and Administration Services Agreement between The Lou Holland Trust and Jackson Fund Services. (9)

(h)(3) Expense Limitation Agreement by and between The Lou Holland Trust and Holland Capital Management.(3)

(h)(3)(a) Amendment to Expense Limitation Agreement. (4)

(h)(4) Form of Service Agreement between Holland Capital Management and Financial Intermediaries.(5)

(i) Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered. (2)

(j)  Consent of KPMG LLP.(9)

(k)  Not applicable.

(l) Share Subscription Agreement by and between Holland Capital Management and The Holland Trust.(3)

(m)  Not applicable.

(n)  Not applicable.

(o)  Reserved.

(p)(1) Code of Ethics with Respect to Securities Transactions of Access Persons of The Lou Holland Trust. (9)

(p)(2) Code of Ethics and Conduct of Holland Capital Management, L.P. (9)

--------------------------------------------------------------------------------

     (1)  Incorporated   herein  by  reference  to   Registrant's   Registration
          Statement on Form N-1A (File No. 333-00935).

     (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (4) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (5) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (7) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (8) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 333-00935).

     (9)  Filed herewith.

--------------------------------------------------------------------------------


Item 24. Persons Controlled by or under Common Control with the Trust.

     None.


Item 25. Indemnification

     Reference is made to the Registrant's By-Laws (Article VI) filed herein as Exhibit (b) to this Registration Statement. The Trust's By-Laws provide that the Registrant will indemnify its Trustees and officers, employees, and other agents to the extent permitted or required by Delaware law. The By-Laws require that either a majority of the Trustees who are neither "interested persons" of the Trust (within the meaning of the 1940 Act) nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

     Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office
     ("Disabling Conduct"). The means of determining whether indemnification shall be made are (i) a final decision by a court or other body before whom the proceeding is brought that the Trustee or officer was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that the Trustee or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (i) the Trustee or officer provides security for his of her agreement to repay; (ii) the Registrant is insured against loss by reason of lawful advances; or (iii) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Manager.

     Certain information pertaining to business and other connections of the Investment Manager is hereby incorporated by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of the Investment Manager indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each individual listed in the table below is Suite 700, One North Wacker Drive, Chicago, IL 60606.


------------------------------------ ----------------------------------------- ----------------------------------

               Name                    Position with the Investment Manager      Other Business or Connection
------------------------------------ ----------------------------------------- ----------------------------------
Louis A. Holland                      Managing Partner and Chief Investment                  None
                                      Officer
------------------------------------ ----------------------------------------- ----------------------------------
Catherine E. Lavery                  Partner and Chief Administrative Officer                None

------------------------------------ ----------------------------------------- ----------------------------------
Monica L. Walker, CPA                     Partner and Portfolio Manager                      None

------------------------------------ ----------------------------------------- ----------------------------------
Laura J. Janus, CFA                       Partner and Portfolio Manager                      None

------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Carl R. Bhathena                              Senior Equity Analyst                          None

------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Allison Grant Williams                  Managing Director-Client Service &       Grant Partners LLC 2003-2004
                                                 Marketing
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Susan M. Chamberlain                         Chief Compliance Officer             Quantlab Capital Management
                                                                                           2002-2004
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Janet S. Henry, CFA                        Senior Fixed Income Analyst                       None
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Valerie King                                  Director of Marketing                          None
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Stuart McDermott, CFA                         Senior Equity Analyst                          None
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Michelle E. RhodesBrown, CFA                  Senior Equity Analyst                          None
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Thomas Van Vuren, CFA                             Equity Analyst                             None
------------------------------------ ----------------------------------------- ----------------------------------
------------------------------------ ----------------------------------------- ----------------------------------
Nicholas Zimmerman                                Equity Analyst                             None
------------------------------------ ----------------------------------------- ----------------------------------



Item 27. Principal Underwriters.

(a) There is no investment company other than the Trust for which the principal underwriter of the Trust also acts as principal underwriter, depositor or investment adviser.

     Holland Capital Management, LP serves as a sub-advisor to the Hartford Capital Opportunities HLS Fund and to the Hartford LargeCap Growth HLS Fund.

(b) Set forth below is information concerning each director and officer of the Distributor, as of the date of this filing.


------------------------------------- ---------------------------- ----------------------------
                                      Positions and Offices with   Positions and Offices with
                Name                          Underwriter                   the Trust
------------------------------------- ---------------------------- ----------------------------
Louis A. Holland                      Managing Partner and Chief      President and Trustee
                                         Investment Officer
------------------------------------- ---------------------------- ----------------------------
Catherine E. Lavery                        Partner and Chief                  None
                                        Administrative Officer
------------------------------------- ---------------------------- ----------------------------
Monica L. Walker, CPA                    Partner and Portfolio              Secretary
                                                Manager
------------------------------------- ---------------------------- ----------------------------
Laura J. Janus, CFA                      Partner and Portfolio              Treasurer
                                                Manager
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Carl R. Bhathena                         Senior Equity Analyst                None

------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Allison Grant Williams                 Managing Director-Client               None
                                         Service & Marketing
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Susan M. Chamberlain                   Chief Compliance Officer     Chief Compliance Officer
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Janet S. Henry, CFA                   Senior Fixed Income Analyst             None
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Valerie King                             Director of Marketing                None
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Stuart McDermott, CFA                    Senior Equity Analyst                None
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Michelle E. RhodesBrown, CFA             Senior Equity Analyst                None
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Thomas Van Vuren, CFA                       Equity Analyst                    None
------------------------------------- ---------------------------- ----------------------------
------------------------------------- ---------------------------- ----------------------------
Nicholas Zimmerman                          Equity Analyst                          None
------------------------------------- ---------------------------- ----------------------------

     The principal business address of each person listed above is One North Wacker Drive, Suite 700, Chicago, IL 60606.

Item 28. Location of Accounts and Records.

     All  accounts,  books,  and other  documents  required to be  maintained by section 31(a) of the Investment Company Act and the rules under that section are maintained by the Registrant or the Registrant's Investment Manager and Distributor, Holland Capital Management, L.P., One North Wacker Drive, Suite 700, Chicago, IL 60606; or the Registrant's Administrator, Jackson Fund Services 225 West Wacker Drive, Suite 950, Chicago, IL 60606; or the Registrant's Transfer Agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201; or the Registrant's Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202.

Item 29. Management Services.

     The Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 30. Undertakings.

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder Communications.

     Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with shareholders of the Fund, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 26th day of April, 2006.

                                THE LOU HOLLAND TRUST

                                /S/ LOUIS A. HOLLAND
                                -------------------------------------

                                 By:    Louis A. Holland
                                        President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                    Title                          Date

/s/ Louis A. Holland         President and Trustee          April 26, 2006

/s/ Laura J. Janus           Treasurer                      April 26, 2006

/s/ James H. Lowry           Trustee                        April 26, 2006

/s/ Carla S. Carstens        Trustee                        April 26, 2006

/s/ JoAnn Sannasardo Lilek   Trustee and Chair of the       April 26, 2006
                             Board of Trustees

                                  EXHIBIT INDEX

(b)             Revised By-Laws of The Lou Holland Trust as Amended and Restated

(g)(1)(a) Amendment to the Custody Agreement between The Lou Holland Trust and U.S. Bank, N.A

(h)(1)(a) Amendment to the Transfer Agent Servicing Agreement between The Lou Holland Trust and U.S. Bancorp Fund Services, LLC.

(h)(2)          Fund Accounting and Administration Services Agreement

(j)             Consent of KPMG LLP

(p)(1) Code of Ethics with Respect to Securities Transactions of Access Persons of The Lou Holland Trust

(p)(2)          Code of Ethics and Conduct of Holland Capital Management, L.P.